    As filed with the Securities and Exchange Commission on March 1, 2002.

                                                    Registration Nos. 333-72590
                                                                       811-6217
                                                    Fiscal Year End December 31
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM S-6
                            REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933 [X]
                             OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                        POST-EFFECTIVE AMENDMENT NO. 1

                               -----------------

                            MONY VARIABLE ACCOUNT L
                             (Exact Name of Trust)

                          MONY LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               -----------------

                                 1740 Broadway
                           New York, New York 10019
                    (Address of Principal Executive Office)

                            HAROULA K. BALLAS, ESQ.
                              Counsel, Operations
                          MONY Life Insurance Company
                                 1740 Broadway
                           New York, New York 10019
                    (Name and Address of Agent for Service)

                               -----------------

   Approximate date of proposed public offering: It is proposed that this filing will become effective: (check appropriate box)
      [_] immediately upon filing pursuant to paragraph (b) of Rule 485
      [_] on         pursuant to paragraph (b) of Rule 485
      [_] 60 days after filing pursuant to paragraph (a)(l) of Rule 485
      [X] on May 1, 2002 pursuant to paragraph (a)(l) of Rule 485.
      [_] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
      [_] on         pursuant to paragraph (a)(2) of Rule 485

   If appropriate, check the following box:
      [_]this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

   TITLE OF SECURITIES BEING REGISTERED: Flexible Premium Variable Universal Life Insurance Policies

================================================================================

               CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

Item No. of
Form N-8B-2 Caption in Prospectus
----------- ---------------------
     1      Cover Page
     2      Cover Page
     3      Not Applicable
     4      DISTRIBUTION OF THE POLICY
     5      INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
     6      Variable Account L
     7      Not required
     8      Not required
     9      Legal Proceedings
    10      THE POLICY; INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT;
            CHARGES AND DEDUCTIONS; OTHER INFORMATION; VOTING OF FUND SHARES;
            MORE ABOUT THE POLICY
    11      INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; THE FUNDS;
            PURCHASE OF PORTFOLIO SHARES BY THE VARIABLE ACCOUNT
    12      INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; THE FUNDS;
            PURCHASE OF PORTFOLIO SHARES BY THE VARIABLE ACCOUNT
    13      THE POLICY; CHARGES AND DEDUCTIONS; THE FUNDS
    14      THE POLICY
    15      THE POLICY
    16      THE FUNDS; THE POLICY; INFORMATION ABOUT THE COMPANY AND THE
            VARIABLE ACCOUNT
    17      THE POLICY
    18      THE FUNDS; THE POLICY; INFORMATION ABOUT THE COMPANY AND THE
            VARIABLE ACCOUNT
    19      VOTING OF FUND SHARES; MORE ABOUT THE POLICY
    20      Not applicable
    21      THE POLICY
    22      Not applicable
    23      Not applicable
    24      IMPORTANT POLICY TERMS; MORE ABOUT THE POLICY
    25      INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
    26      Not applicable
    27      INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
    28      INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
    29      INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
    30      Not applicable
    31      Not applicable
    32      Not applicable
    33      Not applicable
    34      Not applicable
    35      MORE ABOUT THE POLICY
    36      Not applicable
    37      Not applicable

Item No. of
Form N-8B-2 Caption in Prospectus
----------- ---------------------
    38      INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; MORE
            ABOUT THE POLICY
    39      MORE ABOUT THE POLICY
    40      Not applicable
    41      MORE ABOUT THE POLICY
    42      Not applicable
    43      Not applicable
    44      INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; THE POLICY;
            MORE ABOUT THE POLICY
    45      Not applicable
    46      INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; THE POLICY;
            MORE ABOUT THE POLICY
    47      INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT; THE POLICY;
            MORE ABOUT THE POLICY
    48      Not applicable
    49      Not applicable
    50      INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT
    51      Cover Page; INFORMATION ABOUT THE COMPANY AND THE VARIABLE ACCOUNT;
            THE POLICY; MORE ABOUT THE POLICY
    52      OTHER INFORMATION
    53      OTHER INFORMATION
    54      Not applicable
    55      Not applicable
    56      Not required
    57      Not required
    58      Not required
    59      FINANCIAL STATEMENTS

                                    PART I

                    (INFORMATION REQUIRED IN A PROSPECTUS)

                            MONY Variable Account L
                                  Prospectus
                           Dated May 1, 2002 for the
                   Variable Universal Life Insurance Policy
                                   Issued by
                          MONY Life Insurance Company
                                 1740 Broadway
                           New York, New York 10019

This prospectus describes an individual flexible premium variable life insurance policy offered by MONY Life Insurance Company ("we," "us," "our," or the "Company"). The Policy provides life insurance protection and premium flexibility. The Policy described in this prospectus is only available in New York.

We guarantee that your death benefit will never be less than the amount specified in your Policy adjusted by any requested increases or decreases in your insurance protection, and less any debt you owe us.

Investments (premium payments) may accumulate on a variable basis, fixed basis, or both. If you choose the variable option, we will invest your premium payments in your choice of subaccounts of our variable account. Each subaccount invests in shares of the following portfolios:

    The Alger American Fund                      Lord Abbett Series Fund
    [_]Alger American Balanced Portfolio         [_]Bond-Debenture
                                                    Portfolio
    [_]Alger American MidCap Growth Portfolio    [_]Growth and Income
                                                    Portfolio
    Enterprise Accumulation Trust                [_]Mid-Cap Value Portfolio
    [_]Equity Income Portfolio                   MFS Variable Insurance
                                                 Trust
    [_]Global Socially Responsive Portfolio      [_]MFS Mid Cap Growth
                                                    Series
    [_]Growth Portfolio                          [_]MFS New Discovery
                                                    Series
    [_]Growth and Income Portfolio               [_]MFS Total Return Series
    [_]Managed Portfolio                         [_]MFS Utilities Series
    [_]Multi-Cap Growth Portfolio                MONY Series Fund, Inc.
    [_]Small Company Growth Portfolio            [_]Government Series
                                                    Portfolio
    [_]Small Company Value Portfolio             [_]Long Term Bond
                                                    Portfolio
    [_]Total Return Portfolio                    [_]Money Market Portfolio
    INVESCO Variable Series Funds, Inc.          PBHG Insurance Series Fund
    [_]INVESCO VIF -- Financial Services Fund    [_]PBHG Mid-Cap Value
                                                    Portfolio
    [_]INVESCO VIF -- Health Sciences Fund       [_]PBHG Select Value
                                                    Portfolio
    [_]INVESCO VIF -- Telecommunications Fund    PIMCO Variable Insurance
                                                 Trust
    Janus Aspen Series                           [_]Global Bond Portfolio
    [_]Capital Appreciation Portfolio            [_]Real Return Bond
                                                    Portfolio
    [_]Flexible Income Portfolio                 [_]StocksPLUS Growth and
                                                    Income Portfolio
    [_]International Growth Portfolio            The Universal
                                                 Institutional Funds., Inc.
                                                 [_]Emerging Markets
                                                    Equity Portfolio
                                                 [_]Global Value Equity
                                                    Portfolio
                                                 [_]U.S. Real Estate
                                                    Portfolio

You bear the investment risk if you allocate your premium payments to the variable account.

If you choose the fixed option, we will invest your premium payments in the guaranteed interest account where your payments will grow at the rate of at least 4.5% annually. We take the investment risk of premium payments allocated to the guaranteed interest account.

The amount of life insurance may, and your Policy's value will, depend on the investment experience of the options you choose.

If you already own a life insurance policy, it might not be to your advantage to replace your existing insurance coverage with this Policy.

An investment in this Policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the Policy.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete. Anyone who tells you otherwise is committing a federal crime.

                               TABLE OF CONTENTS

          Definitions............................................  6
          Policy Summary.........................................  7
             The Policy in General...............................  7
             Premiums............................................  7
             Allocation of Premiums..............................  7
             Fund Value..........................................  8
             Charges and Deductions..............................  9
             Portfolio Expense Table............................. 10
             Cash Benefits....................................... 11
             Death Benefit....................................... 11
          Risk Summary........................................... 12
             Poor Fund Performance............................... 12
             Adverse Tax Consequences............................ 12
             Policy Termination.................................. 12
             Partial Surrender Limitations....................... 12
             Effects of Policy Loans............................. 12
             Policy Only Is Suited For Long-Term Investment...... 13
          MONY Life Insurance Company............................ 13
          MONY Variable Account L................................ 13
             Changes to the Variable Account..................... 13
          The Portfolios......................................... 14
             Your Right to Vote Portfolio Shares................. 19
             Disregard of Voting Instructions.................... 19
          The Guaranteed Interest Account........................ 19
          Charges and Deductions................................. 20
             Deductions from Premium Payments.................... 21
             Deductions From The Variable Account................ 21
             Deductions from Fund Value -- The Monthly Deduction. 22
             Optional Insurance Benefits Charge.................. 23
             Transaction Charges................................. 23
             Surrender Charge.................................... 23
             Partial Surrender Fee............................... 24
             Transfer Charge..................................... 24
             Other Charges....................................... 24
          The Policy............................................. 24
             Applying for a Policy............................... 24
             Temporary Insurance Coverage........................ 24
             Backdating.......................................... 25
             Owner............................................... 25
             Beneficiary......................................... 25
             Cancelling the Policy............................... 25
          Premiums............................................... 26
             General............................................. 26
             Initial Premium..................................... 26
             Tax-Free "Section 1035" Exchanges................... 26
             Scheduled Premiums.................................. 26
             Electronic Payments................................. 27

    Unscheduled Premiums.................................................. 27
    Repayment of Outstanding Debt......................................... 27
    Allocating Premiums................................................... 27
 How Your Fund Value Varies............................................... 28
    Fund Value............................................................ 28
    Cash Value............................................................ 28
    Subaccount Values..................................................... 28
    Subaccount Unit Value................................................. 28
    Guaranteed Interest Account Value..................................... 29
 Transfers................................................................ 29
    Transfers by Third Parties............................................ 29
 Death Benefits........................................................... 30
    Amount of Death Benefit Proceeds Payable.............................. 30
    Death Benefit Options................................................. 30
    Changes in Death Benefit Options...................................... 31
    Changing the Specified Amount......................................... 31
    Increases............................................................. 32
    Decreases............................................................. 32
 Other Optional Insurance Benefits........................................ 32
    Spouse's Term Rider................................................... 33
    Children's Term Insurance Rider....................................... 33
    Purchase Option Rider................................................. 33
    Waiver of Monthly Deduction Rider..................................... 33
    Term Life Term Rider.................................................. 33
 Benefits at Maturity..................................................... 33
 Surrenders and Partial Surrenders........................................ 33
    Surrenders............................................................ 33
    Partial Surrenders.................................................... 33
    Effect of Partial Surrenders on Fund Value and Death Benefit Proceeds. 34
 Loans.................................................................... 34
    Effects of Policy Loans............................................... 35
 Termination.............................................................. 35
    General............................................................... 35
    Special Rules for First Three Policy Years............................ 36
    Amounts You Must Pay to Keep Your Policy.............................. 36
    Your Policy Will Remain In Effect During The Grace Period............. 36
    Reinstatement......................................................... 36
 Payments and Telephone Transactions...................................... 37
    Telephone Transactions................................................ 38
 Tax Considerations....................................................... 38
    Modified Endowment Contracts.......................................... 38
    Policies Which Are Not Modified Endowment Contracts................... 39
    Charge for Company Income Taxes....................................... 40
 Other Policy Information................................................. 40
    Exchange Privilege.................................................... 40
    Option to Obtain Paid-Up Insurance.................................... 40
    Settlement Options.................................................... 41
    Assignment............................................................ 42
    Dividends............................................................. 42

     Incontestability.....................................................  42
     Suicide Exclusion....................................................  42
     Misstatement of Age or Sex...........................................  42
     Other Changes To Your Policy.........................................  42
     Reports..............................................................  43
     Legal Proceedings....................................................  43
  Additional Information..................................................  43
     Sale of the Policies.................................................  43
     Legal Matters........................................................  44
     Experts..............................................................  44
     Executive Officers and Directors.....................................  46
     Name.................................................................  46
     Other Information....................................................  47
  Policy Illustrations....................................................  47
  Performance Information.................................................  47
  Appendix A.............................................................. A-1
  Appendix B.............................................................. B-1

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                  DEFINITIONS

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Beneficiary -- the person or entity you designate to receive the death benefit payable at the death of the Insured.

Business Day -- is any day the New York Stock Exchange is open for regular trading or on any other day there is enough trading to change the Unit value of the Subaccount. Our Business Day ends at 4:00 pm Eastern time.

Cash Value -- the Fund Value of the Policy less any surrender charge and any Outstanding Debt.

Fund -- any open-end management investment company in which the Variable Account invests.

Fund Value -- the total amount under the Policy in each Subaccount, the Guaranteed Interest Account, and the Loan Account.

General Account -- assets of the Company other than those allocated to the Variable Account or any of our other separate accounts.

Guaranteed Interest Account -- is a fixed account that is part of our General Account.

Home Office -- our office at 1740 Broadway, New York, New York and our operations center at One MONY Plaza, P.O. Box 4830, Syracuse, New York 13221.

Insured -- the person on whose life we base this Policy.

Loan Account -- an account to which we transfer amounts from the Subaccounts of the Variable Account and the Guaranteed Interest Account to use as collateral for any Policy loan that you request. We will credit interest to the Loan Account at a rate not less than 4.5%. The Loan Account is part of the Company's General Account.

Maturity Age -- the policy anniversary following the Insured's 100/th birthday. The maturity date is the date the Policy reaches the Maturity Age. /

Monthly Anniversary Day -- the first Business Day of each policy month.

Monthly Deduction -- a deduction we take on each Monthly Anniversary Day that consists of the cost of insurance charge, any additional benefit charges, an administrative charge, and a per $1,000 Specified Amount charge.

Outstanding Debt -- the unpaid balance of any loan which you request on the Policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

Owner -- the owner of the Policy. "You" or "your" refers to the Owner.

Policy -- the Policy with any attached application(s), any riders, and any endorsements.

Policy Date -- the date we authorize the Policy to be delivered to you (we call this the "policy release date") or, if later, the date as you requested your Policy to become effective. We measure policy years and anniversaries from the Policy Date. The Policy Date is shown in your Policy. If the Policy Date is the 29/th, 30th, or 31st of a month, there will be some calendar months when there is no such date. For those months, the policy month will start on the last day of the calendar month. /

Specified Amount -- the minimum death benefit for as long as the Policy remains in effect.

Subaccount -- a subdivision of the Variable Account that invests exclusively in shares of a Fund.

Unit -- the measure of value in a Subaccount.

Variable Account -- MONY Variable Account L, a segregated asset account of the Company into which you allocate premiums and transfer Fund Value.

                                POLICY SUMMARY

This summary provides you with a brief overview of the more important features of your Policy. It is not intended to be complete. More detailed information about the Policy appears later in the prospectus. Please read the rest of this prospectus carefully.

THE POLICY IN GENERAL

.. This Policy is an individual flexible premium variable life insurance policy. Its primary purpose is to protect against the economic loss due to the death of the Insured. We sell the Policies through broker-dealers and pay these broker-dealers a commission for selling the Policies. See "Sales of the Policies".

.. We designed the Policy to be long-term in nature so that we may provide significant life insurance benefits to you. However, there are certain risks involved with purchasing this Policy. See "Risk Summary." You should consider the Policy in conjunction with other insurance you own. This Policy is not appropriate as a short-term savings plan.

.. A few of the Policy features listed below may not be suitable for your particular situation. If you are already entitled to favorable tax treatment, you should satisfy yourself that this Policy meets your other financial goals before you buy it. Please consult your agent and refer to your Policy for details.

PREMIUMS

.. To purchase the Policy and to keep it in force, you must make payments to us called premiums.

.. You must pay the Minimum Monthly Premium shown in your Policy to put your Policy into effect. After that, you determine a schedule for making premium payments within the guidelines we set, and you may pay your premium according to that schedule. We will show you the amount of each of these scheduled premium payments in your Policy. See "Premiums."

.. Premium amounts depend on the Insured's age, gender (where appropriate), risk class, optional benefits and Specified Amount (i.e., the amount of insurance) selected. See "Premiums."

.. You may make additional premium payments within limits. Federal tax law limits the amount of premium payments you may make relative to the amount of your Policy's insurance coverage. We will not accept a premium that would violate these limits. Also, we may not accept a premium if it would increase our risk exposure and you have not provided us with sufficient evidence that the Insured meets our requirements for issuing insurance. See "Premiums."

.. Under certain circumstances, you may have to pay extra premiums to prevent termination. See "Termination."

ALLOCATION OF PREMIUMS

..  You may allocate your net premiums among the Subaccounts and the Guaranteed
   Interest Account. Be careful. The value of your Policy and your Death Benefit (under one of the Death Benefit Options) depend on the investment choices you make. You bear the investment risk of amounts allocated to the Subaccounts.

   If the Subaccounts in which you have invested go up in value, so will the value of your Policy, but if the Subaccounts in which you have invested go down in value, so will the value of your Policy go down.

.. Until the date we approve your application or the policy release date, we will place your initial premium payment in our General Account. Amounts in the General Account earn interest at not less than 4.5% per year. Your premium will remain in our General Account until the end of the Right to Return Policy period. After that, we will transfer amounts from the General Account to the Subaccounts and/or to the Guaranteed Interest Account according to the allocations you specified in the application.

The Subaccounts invest in portfolios of the following Funds. Not all of these portfolios may be available to you.

           The Alger American Fund         Lord Abbett Series Fund
              [_] Alger American           [_]Bond-Debenture
                Balanced Portfolio            Portfolio
              [_] Alger American
                MidCap Growth              [_]Growth and Income
                Portfolio                     Portfolio
           Enterprise Accumulation
             Trust                         [_]Mid-Cap Value Portfolio
              [_] Equity Income            MFS Variable Insurance
                Portfolio                  Trust
              [_] Global Socially          [_]MFS Mid Cap Growth
                Responsive Portfolio          Series
              [_] Growth Portfolio         [_]MFS New Discovery
                                              Series
              [_] Growth and Income
                Portfolio                  [_]MFS Total Return Series
              [_] Managed Portfolio        [_]MFS Utilities Series
              [_] Multi-Cap Growth
                Portfolio                  MONY Series Fund, Inc.
              [_] Small Company            [_]Government Series
                Growth Portfolio              Portfolio
              [_] Small Company            [_]Long Term Bond
                Value Portfolio               Portfolio
              [_] Total Return
                Portfolio                  [_]Money Market Portfolio
           INVESCO Variable Series
             Funds, Inc.                   PBHG InsuranceSeries Fund
              [_] INVESCO
                VIF -- Financial           [_]PBHG Mid-Cap Value
                Services Fund                 Portfolio
              [_] INVESCO
                VIF -- Health              [_]PBHG Select Value
                Sciences Fund                 Portfolio
              [_] INVESCO
                VIF -- Telecommunications  PIMCO Variable Insurance
                Fund                       Trust
           Janus Aspen Series              [_]Global Bond Portfolio
              [_] Capital
                Appreciation               [_]Real Return Bond
                Portfolio                     Portfolio
              [_] Flexible Income          [_]StocksPLUS Growth and
                Portfolio                     Income Portfolio
                                           The Universal
              [_] International              Institutional Funds.,
                Growth Portfolio             Inc.
                                           [_]Emerging Markets
                                              Equity Portfolio
                                           [_]Global Value Equity
                                              Portfolio
                                           [_]U. S. Real Estate
                                              Portfolio

Amounts you allocate to the Guaranteed Interest Account earn interest at an annual rate of at least 4.5%. We may declare higher rates of interest although we are not obligated to do so.

FUND VALUE

..  Fund Value is the value of your Policy.

..  Fund Value equals the total amount in each Subaccount, the Guaranteed
   Interest Account, and the Loan Account.

.. Fund Value serves as the starting point for calculating certain values in your Policy, such as the proceeds you receive on surrender. Fund Value varies from day to day to reflect the investment experience of the

   Subaccounts, charges we deduct and other Policy transactions (such as loans, transfers, and partial surrenders). See "How your Fund Value Varies."

.. You can transfer Fund Value among the Subaccounts and between the Subaccounts and the Guaranteed Interest Account (subject to certain restrictions). Although we currently do not assess this charge, a $25 transfer charge may apply to transfers after the 12th in any policy year. See "Transfers" for rules and limits.

..  There is no guaranteed Fund Value. Your Policy will terminate if the Cash
   Value is too low to cover the Monthly Deduction (i.e., the cost of insurance, an administrative charge, a Per $1,000 Specified Amount charge, and the cost of additional benefits) and the grace period expires without sufficient payment.

CHARGES AND DEDUCTIONS

.. Sales Charge -- We deduct a sales charge from each premium you pay. The amount of charge varies based on the Specified Amount plus term life insurance in effect, and we deduct the charge as a percentage of the premium you pay. The maximum sales charge is 4% in policy years 1-10, and 1% in policy years 11 and later.

.. Tax Charge -- We deduct a tax charge for state and local taxes and for federal taxes from each premium.

.. Deductions from the Variable Account -- We deduct a mortality and expense risk charge from assets in each Subaccount.

.. Monthly Deduction -- Each month, we deduct:

 . a cost of insurance charge for the Policy (varies by issue age, gender, risk class, and Policy duration). For example, for a male, standard class, nonsmoker at attained age 99 the maximum is based upon a cost of insurance rate of $83.33 per $1,000 of amount of risk. The maximum monthly cost of insurance charge for a Standard Class male, age 99 is $83.33.

 . an administrative charge of $5.00;

 . per $1,000 of Specified Amount charge (varies by issue age, gender, and risk class), the maximum charge is $.26 per $1,000 Specified Amount for Insureds age 85 at issue; and

 . charges for any optional riders.

.. Surrender Charge -- We may assess a surrender charge against the Fund Value of the Policy if you surrender your Policy during the first 15 policy years since issue (or since last increase in Specified Amount). The maximum surrender charge is based on a factor per $1,000 of Specified Amount and grades from 75% to zero over 15 policy years based on a schedule. Please note: the surrender charge may be significant, particularly if you surrender your policy in the early policy years.

.. Partial Surrender Fee -- We charge $10 for each partial surrender.

.. Transfer Fee -- We reserve the right to assess a $25 charge on each transfer over the 12th in a policy year.

.. Portfolio Expenses -- You indirectly bear the annual operating expense of the portfolio in which the Subaccounts invest. These may include investment management fees, 12b-1 fees, service fees, and other expenses. These charges vary by portfolio and during 2001, ranged from 0.47% to 1.96% per year. See "Portfolio Expense Table" below.

PORTFOLIO EXPENSE TABLE

The following table shows the fees and expenses charged by the portfolios in which the Subaccounts invest. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear indirectly by investing in the Subaccounts. The table reflects the actual charges and expenses for each portfolio for the fiscal year ended December 31, 2001, except as stated in the footnotes. Expenses of the portfolios may be higher or lower in future years than the figures stated below. For more information on the fees and expenses described in this table, see the prospectuses for the portfolios which accompany this prospectus.

Annual Portfolio Expenses (as a percentage of average portfolio assets after fee waivers and expense reimbursements)

                                                                              Total
                                           Management 12b-1 Service  Other    Annual
            Name of Portfolio                 Fees    Fees   Fees   Expenses Expenses
            -----------------              ---------- ----- ------- -------- --------

The Alger American Fund
 [_]Alger American Balanced Portfolio
 [_]Alger American MidCap Growth Portfolio
Enterprise Accumulation Trust
 [_]Equity Income Portfolio
 [_]Global Socially Responsive Portfolio
 [_]Growth Portfolio
 [_]Growth and Income Portfolio
 [_]Managed Portfolio
 [_]Multi-Cap Growth Portfolio
 [_]Small Company Growth Portfolio
 [_]Small Company Value Portfolio
 [_]Total Return Portfolio
INVESCO Variable Series Funds, Inc.
 [_]INVESCO VIF - Financial Services Fund
 [_]INVESCO VIF- Health Sciences Fund
 [_]INVESCO VIF - Telecommunications Fund
Janus Aspen Series
 [_]Capital Appreciation Portfolio
 [_]Flexible Income Portfolio
 [_]International Growth Portfolio
Lord Abbett Series Fund
 [_]Bond-Debenture Portfolio
 [_]Growth and Income Portfolio
 [_]Mid-Cap Value Portfolio
MFS Variable Insurance Trust
 [_]MFS Mid Cap Growth Series
 [_]MFS New Discovery Series
 [_]MFS Total Return Series
 [_]MFS Utilities Series

                                                                              Total
                                           Management 12b-1 Service  Other    Annual
            Name of Portfolio                 Fees    Fees   Fees   Expenses Expenses
            -----------------              ---------- ----- ------- -------- --------
MONY Series Fund, Inc.
 [_]Government Series Portfolio
 [_]Long Term Bond Portfolio
 [_]Money Market Portfolio
PBHG Insurance Series Fund
 [_]PBHG Mid-Cap Value Portfolio
 [_]PBHG Select Value Portfolio
PIMCO Variable Insurance Trust
 [_]Global Bond Portfolio
 [_]Real Return Bond Portfolio
 [_]StocksPLUS Growth and Income Portfolio
The Universal Institutional Funds, Inc.
 [_]Emerging Markets Equity Portfolio
 [_]Global Value Equity Portfolio
 [_]U. S. Real Estate Portfolio

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements and fee waivers provided by certain of the Funds will continue.

CASH BENEFITS

..  You may borrow against your Policy for up to 90% of your Policy's Cash
   Value. If you do, we will transfer an amount equal to the loan from the Subaccounts and the Guaranteed Interest Account to the Loan Account as collateral for the loan. We charge interest on the loan, and we credit interest on amounts in the Loan Account. We deduct Outstanding Debt (i.e., the amount of your loan plus interest due) from Death Benefit proceeds and from the amount you receive at surrender. A loan may have tax consequences.

..  You may request a partial surrender at any time before the maturity date.
   Partial surrenders must be for at least $500. We will assess a partial surrender fee of $10 against your remaining Fund Value. A partial surrender may decrease the Specified Amount or may decrease your Death Benefit. Also, a partial surrender may have tax consequences.

.. While the Insured is alive, you can surrender your Policy at any time for its Cash Value. A surrender charge may apply. A surrender may have tax consequences.

.. If the Insured is alive on the maturity date and unless you elect otherwise, we will pay the Cash Value to the Owner.

.. You decide how we pay proceeds under the Policy. We may pay the Cash Value and the Death Benefit proceeds as a lump sum or under one of our settlement options.

DEATH BENEFIT

..  The Death Benefit is the benefit we pay when the Insured dies.

.. We offer two Death Benefit options. Under Option 1, the Death Benefit equals the greater of: (a) the Specified Amount in force on the date of death; or
   (b) the Fund Value on the date of death multiplied by a death benefit percentage. Under Option 2, the Death Benefit equals the greater of: (a) the Specified Amount plus Fund Value; or (b) the Fund Value multiplied by a death benefit percentage.

.. You may change the Specified Amount and the Death Benefit Option that you selected.

.. During the grace period, your Policy (including the Death Benefit) will remain in effect subject to certain conditions. See "Termination."

                                 RISK SUMMARY

POOR FUND PERFORMANCE

The value of your Policy is tied to the investment performance of the Fund portfolios and allocation percentages you choose. If those portfolios perform poorly, the value of your Policy will decrease. Values allocated to the portfolios are not guaranteed. Because we continue to deduct charges from Fund Value, if investment results are too low, the Cash Value of your Policy may fall to zero. In that case, the Policy will terminate without value and insurance coverage will no longer be in effect, unless you make an additional payment sufficient to prevent a termination during the 61-day grace period. On the other hand, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon Cash Value, through partial surrenders and Policy loans.

ADVERSE TAX CONSEQUENCES

There is a possibility that your Policy could be treated as a modified endowment contract (MEC) under federal tax laws. If this occurs, partial or full surrenders, as well as Policy loans, could incur taxes and tax penalties. In addition, if the Policy is not treated as a life insurance contract under federal tax laws, you will lose some or all of the potential tax advantages of purchasing and owning the Policy. However, we will administer the Policy in a manner that will satisfy the federal tax law definition of insurance.

POLICY TERMINATION

If the value of your Policy can no longer cover the Policy's monthly charges and any loan interest due, your Policy will be in default and a grace period will begin. There is a risk that if partial surrenders, loans, and charges reduce your Cash Value to too low an amount and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could terminate. In that case, you will have a 61-day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value; all rights and benefits under your Policy, including your insurance coverage, will end. After termination, you may reinstate your Policy within five years subject to certain conditions.

PARTIAL SURRENDER LIMITATIONS

The minimum partial surrender amount is $500. Partial surrenders may reduce the Death Benefit and the Specified Amount in your Policy, and will reduce the Fund Value of your Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

EFFECTS OF POLICY LOANS

A Policy loan, whether or not repaid, will affect your Policy's Fund Value over time because we transfer the amount of the loan from the Subaccounts and/or the Guaranteed Interest Account to the Loan Account and hold it as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts and does not participate in the interest credited to the Guaranteed Interest Account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the performance of the Subaccounts and the extent, if any, of the difference in the interest rates credited to the Guaranteed Interest Account and the Loan Account, the effect could be favorable or unfavorable.

A Policy loan also reduces the Death Benefit proceeds. A loan could make it more likely that a Policy would terminate. There is a risk if the loan reduces your Cash Value to too low an amount and investment experience is unfavorable, that the Policy will lapse, resulting in adverse tax consequences. You must submit a sufficient payment during the grace period to avoid the Policy's termination without value and the end of insurance coverage.

POLICY ONLY IS SUITED FOR LONG-TERM INVESTMENT

We designed the Policy to meet long-term financial goals. You should not purchase this Policy if you intend to surrender all or part of your Fund Value in the near future.

                          MONY LIFE INSURANCE COMPANY

We are a stock life insurance company organized in the State of New York. We are currently licensed to sell life insurance and annuities in all 50 states of the United States, the District of Columbia, the U.S. Virgin Islands, and Puerto Rico.

The Company was founded in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on the obligations of the Company under the policies or on MONY Variable Account L.

MONY Securities Corporation, a wholly owned subsidiary of the Company, is the principal underwriter for the Policies.

We are subject to regulation by the state of New York and regulation by the Superintendent of Insurance in New York. We file an annual statement with the state of New York, and periodically, the Superintendent of Insurance for the State of New York assesses our liabilities and reserves and those of the Variable Account and assesses their adequacy. We are also subject to the insurance laws and regulations of other states in which we are licensed to operate.

                            MONY VARIABLE ACCOUNT L

We established MONY Variable Account L as a separate account under New York law on November 28, 1990. We divided the Variable Account into subdivisions called Subaccounts. Each Subaccount invests exclusively in shares of a designated portfolio of the Funds. The Variable Account presently has 35 Subaccounts available under the Policy.

The assets in the Variable Account belong to us. Assets equal to the reserves and other liabilities of the Variable Account will not be charged with liabilities that arise from any other business that we conduct. Income, gains or losses, whether or not realized, from assets of the Variable Account and of each Subaccount are credited to or charged against the Variable Account and that Subaccount without regard to other income, gains or losses of the Company. We reserve the right to credit or charge a Subaccount in a different manner if required, or appropriate, by reason of a change in law. We may from time to time transfer to our General Account, assets which exceed the reserves and other liabilities of the Variable Account.

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management of investment practices or policies by the SEC.

CHANGES TO THE VARIABLE ACCOUNT

We may add new Subaccounts that are not available under the Policy. We may substitute a portfolio for another portfolio of that Fund or of another Fund, if in our judgment, the portfolio no longer suits the purposes of the Policy due to a change in its investment objectives or restrictions. The new portfolio may have higher fees and charges than the one it replaced, and not all portfolios may be available to all classes of Policies. No substitution may take place without prior notice to you and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

We may also, where permitted by law:

..  operate the Variable Account as a management company under the 1940 Act;

.. deregister the Variable Account under the 1940 Act if registration is no longer required;

..  combine the Variable Account with any of other separate accounts;

..  establish new Subaccounts; and

.. eliminate one or more Subaccounts if tax considerations or investment conditions warrant.

                                THE PORTFOLIOS

You decide the Subaccounts to which you direct premiums or transfer Fund Value. There is a separate Subaccount which corresponds to each portfolio of a Fund offered in the Policy.

Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each portfolio are separate from other portfolios of a Fund and each portfolio has separate investment objectives and policies. As a result, the investment performance of one portfolio has no effect on the investment performance of any other portfolio.

Before you choose a Subaccount to allocate your premiums and transfer Fund Value, carefully read the prospectus for each Fund, along with this prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives. You should know that during extended periods of low interest rates, the yields of the MONY Money Market Subaccount may become extremely low and possibly negative.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following table lists the Subaccounts of the Variable Account that are available under the Policy.

-----------------------------------------------------------------------------------------------------------------
                                                                                             Adviser
    Subaccount                          Investment Objective                     (and Sub-Adviser, as applicable)
-----------------------------------------------------------------------------------------------------------------
                                      THE ALGER AMERICAN FUND
-----------------------------------------------------------------------------------------------------------------
Alger American      Seeks current income and long-term capital appreciation.       Fred Alger Management, Inc.
Balanced Subaccount The portfolio focuses on stocks of companies with growth potential and fixed income securities, with emphasis on
                    income-producing securities which appear to have some
                    potential for capital appreciation. Under normal
                    circumstances, the portfolio invests in common stocks and
                    fixed-income securities, which include commercial paper
                    and bonds rated within the 4 highest rating categories by an established rating agency or if not rated, which are
                    determined by the Manager to be of comparable quality.
                    Ordinarily, at least 25% of the Portfolio's net assets are invested in fixed-income securities.
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Adviser
     Subaccount                            Investment Objective                      (and Sub-Adviser, as applicable)
----------------------------------------------------------------------------------------------------------------------
Alger American        Seeks long-term capital appreciation. The portfolio focuses    Fred Alger Management, Inc.
MidCap Growth         on midsize companies with promising growth potential.
Subaccount            Under normal circumstances, the portfolio invests
                      primarily in the equity securities of companies having a
                      market capitalization within the range of companies in the
                      S&P MidCap 400(TM) Index.
----------------------------------------------------------------------------------------------------------------------
                                      ENTERPRISE ACCUMULATION TRUST
----------------------------------------------------------------------------------------------------------------------
Enterprise Equity     Invests in a combination of growth and income. Seeks to        Enterprise Capital Management,
Income Subaccount     achieve an above average and consistent total return,          Inc. (subadvised by 1740
                      primarily from investments in dividend paying U.S.             Advisers, Inc.)
                      common stocks.
----------------------------------------------------------------------------------------------------------------------
Enterprise Global     Seeks total return primarily from investments in common        Enterprise Capital Management,
Socially Responsive   stocks of companies that the portfolio manager believes are    Inc. (subadvised by Rockefeller &
Subaccount            socially responsive and that are located in countries that are Co., Inc.)
                      included in the MSCI World Index.
----------------------------------------------------------------------------------------------------------------------
Enterprise Growth     Seeks capital appreciation, primarily from investments in      Enterprise Capital Management,
Subaccount            U.S. common stocks of large capitalization companies.          Inc. (subadvised by Montag &
                      Pursues goal by investing in companies with long-term          Caldwell, Inc.)
                      earnings potential, but which are currently selling at a
                      discount to their estimated long-term value.
----------------------------------------------------------------------------------------------------------------------
Enterprise Growth and Seeks total return through capital appreciation with income    Enterprise Capital Management,
Income Subaccount     as a secondary consideration by investing in a broadly         Inc. (subadvised by Retirement
                      diversified group of U.S. common stocks of large               System Investors, Inc.)
                      capitalization companies.
----------------------------------------------------------------------------------------------------------------------
Enterprise Managed    Seeks growth of capital over time by investing in a            Enterprise Capital Management,
Subaccount            portfolio consisting of common stocks, bonds and cash          Inc. (subadvised by Wellington
                      equivalents, the percentages of which vary over time based     Management Company, LLP and
                      on the investment manager's assessment of economic and         Sanford C. Bernstein & Co., LLC)
                      market trends and its perception of the relative investment values available from such types of securities at any given time.
----------------------------------------------------------------------------------------------------------------------
Enterprise Multi-Cap  Seeks long-term capital appreciation by primarily investing    Enterprise Capital Management,
Growth Subaccount     in growth stocks. Companies will tend to fall into one of      Inc. (subadvised by Fred Alger
                      two categories: companies that offer goods or services to a    Management Inc.)
                      rapidly expanding marketplace or companies experiencing
                      a major change that is expected to produce advantageous
                      results.
----------------------------------------------------------------------------------------------------------------------
Enterprise Small      Seeks capital appreciation by investing primarily in           Enterprise Capital Management,
Company Growth        common stocks of small capitalization companies believed       Inc. (subadvised by William D.
Subaccount            by the portfolio manager to have an outlook for strong         Witter, Inc.)
                      earnings growth and potential for significant capital
                      appreciation.
----------------------------------------------------------------------------------------------------------------------
Enterprise Small      Seeks maximum capital appreciation by investing primarily      Enterprise Capital Management,
Company Value         in common stocks of small capitalization companies that        Inc. (subadvised by Gabelli Asset
Subaccount            the portfolio manager believes are undervalued -- that is      Management Company)
                      the stock's market price does not fully reflect the
                      company's value.
----------------------------------------------------------------------------------------------------------------------
Enterprise Total      Seeks total return primarily from investments in a             Enterprise Capital Management,
Return Subaccount     diversified portfolio of fixed income instruments of varying   Inc. (subadvised by Pacific
                      maturities.                                                    Investment Management
                                                                                     Company, LLP)
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                                Adviser
     Subaccount                           Investment Objective                      (and Sub-Adviser, as applicable)
--------------------------------------------------------------------------------------------------------------------
                                INVESCO VARIABLE INVESTMENT FUNDS, INC.
--------------------------------------------------------------------------------------------------------------------
INVESCO VIF          Seeks to provide capital growth by investing primarily in         INVESCO Funds Group, Inc.
Financial Services   equity securities of companies involved in the financial
Subaccount           services sector.
--------------------------------------------------------------------------------------------------------------------
INVESCO VIF --       Seeks to provide capital growth by investing primarily in         INVESCO Funds Group, Inc.
Health Sciences      equity securities of companies that develop, produce or
Subaccount           distribute products or services related to health care.
--------------------------------------------------------------------------------------------------------------------
INVESCO VIF --       Seeks to provide capital growth and current income by             INVESCO Funds Group, Inc.
Telecommunications   investing primarily in the equity securities of companies
Subaccount           involved in the design, development, manufacture,
                     distribution, or sale of communications services and
                     equipment, and companies that are involved in supplying
                     equipment or services to such companies. Will invest
                     primarily in companies located in at least three different countries, although U.S. issuers will often dominate the
                     portfolio.
--------------------------------------------------------------------------------------------------------------------
                                           JANUS ASPEN SERIES
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Series   Seeks long-term growth of capital. It pursues its objective       Janus Capital
Capital Appreciation by investing primarily in common stocks selected for their
Subaccount           growth potential. The portfolio may invest in companies of any size, from larger, well-established companies to
                     smaller, emerging growth companies.
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Series   Seeks to obtain maximum total return, consistent with             Janus Capital
Flexible Income      preservation of capital. It pursues its objective by investing
Subaccount           primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities
                     and preferred stock. As a fundamental policy, the portfolio will invest at least 80% of its assets in income-producing securities. The portfolio may own an unlimited amount of
                     high-yield/high-risk bonds.
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Series   Seeks long-term growth of capital. It pursues its objective       Janus Capital
International Growth by investing at least 65% of its total assets in securities of
Subaccount           issuers from at least five different countries, excluding the
                     United States. Although the portfolio intends to invest
                     substantially all of its assets in issuers located outside the
                     United States it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five
                     countries, or even a single country.
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                        LORD ABBETT SERIES FUND
--------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond-    Investment Objective and Strategy: seeks high current             Lord, Abbett & Co.
Debenture Subaccount income and the opportunity for capital appreciation to produce a high total return. It pursues its objective by
                     investing in high yield and investment grade debt
                     securities, securities convertible into common stock and
                     preferred stocks. The portfolio invests at least 65% of its total assets in fixed income securities of various types. At least 20% of the portfolio's assets must be invested in any combination of investment grade securities, U.S.
                     Government securities and cash equivalents.
--------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth   Investment Objective and Strategy: seeks long-term growth         Lord, Abbett & Co.
and Income           of capital and income without excessive fluctuations in
Subaccount           market value. It pursues its objective by investing at least
                     65% of its total assets in large, seasoned, U.S. and
                     multinational companies.
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                 Adviser
     Subaccount                            Investment Objective                      (and Sub-Adviser, as applicable)
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap   Investment Objective and Strategy: seeks capital               Lord, Abbett & Co.
Value Subaccount      appreciation. It pursues its objective by investing at least
                      65% of its total assets in equity securities of mid-sized
                      companies, with market capitalizations of roughly $500
                      million to $10 billion.
---------------------------------------------------------------------------------------------------------------------
                                   MFS(R) VARIABLE INSURANCE TRUST/SM/
---------------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth    Seeks long-term growth of capital by investing at least 65%    Massachusetts Financial Services
Subaccount            of its total assets in companies with medium market            Company
                      capitalization which are defined as companies with market
                      capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index
                      range at the time of purchase by the portfolio.
---------------------------------------------------------------------------------------------------------------------
MFS New Discovery     Seeks capital appreciation by investing at least 65% of its    Massachusetts Financial Services
Subaccount            total assets in equity securities of emerging growth           Company
                      companies. Emerging growth companies are companies
                      that are either: early in their life cycle but which have the potential to become major enterprises or major enterprises whose rates of earnings growth are expected to accelerate
                      because of special factors, such as rejuvenated
                      management, new products, changes in consumer demand,
                      or basic changes in the economic environment.
---------------------------------------------------------------------------------------------------------------------
MFS Total Return      Seeks mainly to provide above-average income consistent        Massachusetts Financial Services
Subaccount            with the prudent employment of capital and secondarily to      Company
                      provide a reasonable opportunity for growth of capital and income. It pursues its objective by investing at least 40%, but not more than 75%, of its net assets in common stocks
                      and related securities and at least 25% of its net assets in non-convertible fixed income securities.
---------------------------------------------------------------------------------------------------------------------
MFS Utilities         Seeks capital growth and current income by investing at        Massachusetts Financial Services
Subaccount            least 65% of its total assets in equity and debt securities of Company domestic and foreign companies (including emerging
                      markets) in the utilities industry.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                          MONY SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------
MONY Government       Seeks to maximize income and capital appreciation by           MONY Life Insurance Company
Securities Subaccount investing in bonds, notes and other obligations either issued  of America or guaranteed by the U.S. Government, its agencies or
                      instrumentalities, together having a weighted average
                      maturity of between 4 to 8 years.
---------------------------------------------------------------------------------------------------------------------
MONY Long Term        Seeks to maximize income and capital appreciation over         MONY Life Insurance Company
Bond Subaccount       the longer term by investing in highly-rated fixed income      of America
                      securities issued by a diverse mix of corporations, the U.S.
                      Government and its agencies or instrumentalities, as well
                      as mortgage-backed and asset-backed securities together
                      having a dollar-weighted average maturity of more than 8
                      years.
---------------------------------------------------------------------------------------------------------------------
MONY Money Market     Seeks to maximize current income consistent with               MONY Life Insurance Company
Subaccount            preservation of capital and maintenance of liquidity by        of America
                      investing primarily in high quality, short-term money
                      market instruments.

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Adviser
      Subaccount                            Investment Objective                     (and Sub-Adviser, as applicable)
----------------------------------------------------------------------------------------------------------------------
                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley          Seeks long-term capital appreciation by investing primarily  Morgan Stanley Asset
Universal Institutional in growth-oriented equity securities of issuers in emerging  Management
Emerging Markets        market countries.
Equity Subaccount
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley          Seeks long-term capital appreciation by investing primarily  Morgan Stanley Asset
Universal Institutional in equity securities of issuers throughout the world,        Management
Global Value Equity     including U.S. issuers.
Subaccount
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley          Seeks to provide above average current income and long-      Morgan Stanley Asset
Universal Institutional term capital appreciation by investing primarily in equity   Management
U.S. Real Estate        securities of companies in the U.S. real estate industry,
Subaccount              including real estate investment trusts ("REITs").
----------------------------------------------------------------------------------------------------------------------
                                         PBHG INSURANCE SERIES FUND
----------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value      Seeks to provide above-average total return over a 3 to 5    Pilgrim Baxter & Associates, Ltd.
Subaccount              year market cycle by primarily investing in value common     (subadvised by Pilgrim Baxter
                        stocks of companies with market capitalizations within the   Value Investors, Inc.)
                        range of the S&P MidCap 400(TM) Index.
----------------------------------------------------------------------------------------------------------------------
PBHG Select Value       Seeks to provide long-term growth of capital and income      Pilgrim Baxter & Associates, Ltd.
Subaccount              by primarily investing in value common stocks of no more     (subadvised by Pilgrim Baxter
                        than 30 companies with large market capitalizations.         Value Investors, Inc.)
                        Current income is a secondary objective.
----------------------------------------------------------------------------------------------------------------------
                                       PIMCO VARIABLE INSURANCE TRUST
----------------------------------------------------------------------------------------------------------------------
PIMCO Global Bond       Seeks to maximize total return, consistent with preservation Pacific Investment Management
Subaccount              of capital, by investing primarily in Fixed Income           Company LLC
                        Instruments of issuers located in at least three countries
                        (one of which may be the United States).
----------------------------------------------------------------------------------------------------------------------
PIMCO Real Return       Seeks to maximize real return, consistent with preservation  Pacific Investment Management
Bond Subaccount         of real capital, by investing primarily in inflation-indexed Company LLC bonds of varying maturities issued by the U.S. and non-
                        U.S. governments, their agencies or government-sponsored
                        enterprises and corporations.
----------------------------------------------------------------------------------------------------------------------
PIMCO StocksPLUS        Seeks total return which exceeds the total return of the S&P Pacific Investment Management
Growth and Income       500 by investing primarily in S&P 500 derivatives, backed    Company LLC
Subaccount              by a portfolio of Fixed Income Instruments.
----------------------------------------------------------------------------------------------------------------------

We will purchase shares of the portfolios at net asset value and direct them to the corresponding Subaccount. We will redeem sufficient shares of the appropriate portfolios at net asset value to pay surrender/partial surrender proceeds or other purposes described in your Policy. In general, we will automatically reinvest all dividends and capital gains distributions received from a portfolio in shares of the distributing portfolio at net asset value on the date of distribution. In other words, we do not pay portfolio dividends or portfolio distributions out to Owners as additional units, but instead reflect them in Unit values. We may elect not to reinvest dividends and capital gains distributions.

Shares of Fund portfolios are not sold directly to the general public. They are offered to insurance company separate accounts to support variable annuity and variable life insurance contracts and to qualified plans.

When shares are sold to both variable life and variable annuity separate accounts, this is called "mixed funding." When shares are sold to insurance companies that are not affiliated with each other, this is called "shared funding." Currently, we do not foresee any disadvantages to Owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the

Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, a company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices. See the prospectuses for the Funds.

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon an annual average percentage of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us more than others. These agreements reflect administrative services we provide. The amounts we receive under these agreements may be significant. In addition, our affiliate, MONY Securities Corporation, the principal underwriter for the Policies, will receive 12b-1 fees deducted from portfolio assets for providing distribution and shareholder support services to the portfolios.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

As required by law, we will vote portfolio shares held in the Variable Account at any regular and special meetings of the shareholders of the Funds. We will exercise these voting rights based on the instructions received from Owners having the voting interest in corresponding Subaccounts of the Variable Account. We may elect to vote the shares of the Funds in our own right if the 1940 Act or any regulations thereunder is amended, and as a result, we determine that it is permitted to vote the shares of the Funds in our right.

We will determine the number of votes which you have the right to cast by dividing your Fund Value in a Subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number of Owner votes will be determined as of the date we set. However, such date will not be more than 90 days before the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the SEC, we reserve the right to determine the voting rights in a different fashion. You may cast your voting instructions in person or by proxy.

We will vote portfolio shares for which we received no timely instructions in proportion to the voting instructions which are received for all Policies participating in that Subaccount. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

DISREGARD OF VOTING INSTRUCTIONS

We may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Owners or the investment adviser (or portfolio manager) of a portfolio. Our disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on us. If we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Owners.

                        THE GUARANTEED INTEREST ACCOUNT

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guaranteed Interest Account or our General Account under the Securities Act of 1933 or under the 1940 Act. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, please see your Policy.

You may allocate all or a portion of your net premiums and transfer Fund Value to our Guaranteed Interest Account. Amounts allocated to the Guaranteed Interest Account become part of the General Account, which supports insurance and annuity obligations. The amounts allocated to the General Account are subject to the liabilities arising from the businesses we conduct. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account.

We guarantee that we will credit the Fund Value in the Guaranteed Interest Account with a minimum interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%. In addition, we may, in our sole discretion, declare current interest in excess of the 4.5% annual rate. That determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income payments or transfers of Fund Values under the Policies. You will have no direct or indirect interest in these investments. We also will consider other factors in determining excess interest rates including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. We cannot predict or guarantee future excess interest rates.

Before the beginning of each calendar month, we will declare an interest rate. The declared rate will apply to premium payments and transfers into the Guaranteed Interest Account made during the calendar month. To obtain the rate, please contact your agent. The calendar year and month the payment or transfer is made determines the "generation" of such monies. The current interest will be credited from the date of the payment or transfer for a period of 12 months beginning the first day of the monthly generation to which the payment or transfer is assigned. After the first 12 months, a renewal interest rate will be declared for a new 12-month period. At the end of the renewal period all monies will earn an interest rate which is declared monthly and applies for a one-month period.

We bear the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

                            CHARGES AND DEDUCTIONS

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the Policies. We incur certain costs and expenses for the distribution and administration of the Policies and for providing the benefits payable thereunder.

SERVICES AND BENEFITS WE PROVIDE:

..  the Death Benefit, surrender benefit and loan benefit under the Policy;

..  investment options, including premium allocations;

..  administration of elective benefits; and

..  the distribution of reports to Owners.

COSTS AND EXPENSES WE INCUR:

..  processing applications for and issuing the Policies;

..  maintaining records;

..  administering settlement options;

.. furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

..  reconciling and depositing cash receipts;

..  those associated with underwriting applications and increases in Specified
   Amount;

.. sales and marketing expense, including compensation paid in connection with the sales of the Policies;

..  maintaining an internet service site;

..  providing toll-free inquiry services;

.. other costs of doing business, such as federal, state and local premium taxes and other taxes and fees.

THE RISKS WE ASSUME INCLUDE:

.. that the Insured may live for a shorter period of time than estimated, resulting in the payment of greater Death Benefits than expected; and

.. that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, surrender charges we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

DEDUCTIONS FROM PREMIUM PAYMENTS

We deduct a sales charge and a tax charge from each premium payment before we apply that payment to your Fund Value. The sales charge is a percentage of each premium paid and varies based on the total of the Specified Amount plus the Term Life Term Insurance Rider amount in effect. The amount of the sales charge is as follows:

     ----------------------------------------------------------------------
                Insurance Amount                      Policy Year
     ----------------------------------------------------------------------

     Specified Amount plus any Term Life     4% policy years 1-10
     TermInsurance amount in force less than 1% policy years 11 and later
     $500,000
     ----------------------------------------------------------------------

     Specified Amount plus any Term Life     2% policy years 1-10
     TermInsurance amount in force of        0.5% policy years 11 and later
     $500,000 or more
     ----------------------------------------------------------------------

We also deduct a tax charge for state and local premium taxes and for federal deferred acquisitions costs. The state and local premium tax charge is currently 0.8% of your premium payment (this corresponds to premium tax charged in New York), while the federal tax charge for deferred acquisition costs of the Company is currently 1.25% of your premium payment. We will not deduct the federal tax deferred acquisition cost charge where the premiums received from you are not subject to this tax. We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

DEDUCTIONS FROM THE VARIABLE ACCOUNT

We deduct a daily maximum charge of 0.001781% from each Subaccount. This corresponds to a maximum nominal annual rate of .65% of net assets. We do not assess this charge against assets in the Guaranteed Interest Account or in the Loan Account. The mortality and expense risk charge is part of the net investment factor calculation we make. See "How Your Fund Value Varies."

The mortality and expense risk charge compensates us for assuming mortality and expense risks under the Policies. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the Policy will not be enough to meet our actual claims. The expense risk we assume is that other expenses incurred in issuing and administering the Policies and operating the Variable Account will be greater than the amount estimated when setting the charges for these expenses.

DEDUCTIONS FROM FUND VALUE - THE MONTHLY DEDUCTION

We take a Monthly Deduction from the Fund Value on the Policy Date and on each Monthly Anniversary Day. We will make the deduction by canceling Units in each Subaccount and withdrawing amounts from the Subaccount. We will take the Monthly Deduction on a pro-rata basis from the Subaccounts and the Guaranteed Interest Account (i.e., in the same proportion that the value in each Subaccount and the Guaranteed Interest Account bears to the sum of all Subaccounts and the Guaranteed Interest Account on the Monthly Anniversary
Day). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction equals:

               . The cost of insurance charge for the Policy; plus . The administrative charge; plus
               .  The per $1,000 Specified Amount charge; plus
               .  The charges for any optional insurance benefits.

Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for insuring the Death Benefit (i.e., the anticipated cost of paying a death benefit that exceeds your Fund Value). The charge depends on a number of factors (such as gender, age, risk class, and policy duration) that would cause it to vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

To determine your cost of insurance charge on a Monthly Anniversary Day, we multiply the cost of insurance rate at the Insured's attained age by the amount at risk and dividing that amount by 1,000.

The amount at risk depends in part on the Death Benefit Option that you selected and your Policy's Fund Value on the Monthly Anniversary Day.

If you elected Death Benefit Option 1, your amount at risk on a Monthly Anniversary Day is the difference between (1) and (2) where:

       (1)is the Death Benefit that would have been payable in the event of the death of the Insured on that Monthly Anniversary Day divided by 1.003675; and

       (2)is the Fund Value on that Monthly Anniversary Day before we assess the Monthly Deduction.

If you elected Death Benefit Option 2, your amount at risk on a Monthly Anniversary Day is equal to:

..  your Specified Amount in force; plus

..  the excess between the Death Benefit payable on that Monthly Anniversary
   Day, less the Fund Value on that Day, less the Specified Amount in force.

The insurance rate for the Insured is based on age, gender, and risk class. We currently place Insureds into the following risk classes when we issue the
Policy: Preferred Nonsmoker, Preferred Smoker, Standard Nonsmoker, Standard Smoker, or Special Class. The original risk class applies to the initial Specified Amount. The cost of insurance rate generally increases with the age of the Insured.

We calculate the insurance rate separately for the initial Specified Amount and for any increase in Specified Amount. A different risk class may apply to any increase, based on the Insured's circumstances at the time of the increase in Specified Amount.

We may change the insurance rates from time to time at our sole discretion, but we guarantee that the insurance rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the

1980 Commissioners' Standard Ordinary Mortality Tables. The maximum insurance rates are based on the Insured's age last birthday at the start of the policy year. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose Policies have been in effect for the same length of time.

Our insurance rates distinguish between women and men. We offer Policies based on unisex mortality tables if required by law.

Administrative Charge. We deduct a $5.00 charge each month to compensate us for administrative expenses.

Per $1,000 Specified Amount Charge. We deduct this charge during the first 10 policy years and for 10 policy years following an increase in Specified Amount. This charge is made per $1,000 of Specified Amount based on the Insured's age on the Policy Date (or date of the increase), gender, and smoking status. We show the maximum amount of these charges in your Policy.

OPTIONAL INSURANCE BENEFITS CHARGE

We charge you each month for the optional insurance benefits you added to your Policy by rider.

TRANSACTION CHARGES

SURRENDER CHARGE

We assess a surrender charge against Fund Value upon a full surrender of the Policy to reimburse us for the costs of selling the Policies. We base the surrender charge on a factor per $1,000 of initial Specified Amount (or upon an increase in Specified Amount); this factor grades from 80% to zero over 15 years based on a schedule. The factors per $1,000 vary by issue age, gender, and risk class. The grading percentages (as shown below) vary based on issue age and number of full years since we issued the Policy (or since we increased the Specified Amount).

              Applicable                                                    Applicable
 Policy     Percentage for    ApplicablePercentage ApplicablePercentage   Percentage for
  Years     Issue Ages 0-38   forIssue Ages 39-62  forIssue Ages 63-75   Issue Ages 76-85
  -----   ------------------- -------------------- -------------------- -------------------
    1             75%                 75%                  75%                  80%
    2             75                  75                   70                   80
    3             75                  70                   67                   70
    4             75                  65                   63                   60
    5             75                  60                   60                   50
    6             75                  55                   55                   40
    7             75                  50                   50                   30
    8             70                  45                   45                   20
    9             60                  40                   40                    0
   10             50                  35                   35                    0
   11             40                  30                   30                    0
   12             30                  20                   20                    0
   13             20                  10                   10                    0
   14             10                   5                    5                    0
   15+             0                   0                    0                    0

 Example: If a male Insured age 35 purchases a Policy with a Specified Amount of $100,000, the per $1,000 of initial Specified Amount surrender charge factor would be $7.25 (Preferred, nonsmoker). The maximum surrender charge during the first seven policy years would be 75% of (100 x 7.25) or $543.75.

          The surrender charge per $1,000 of initial Specified Amount factor would be $64.00 based upon the assumptions described above and if the Policy were purchased by a male insured age 85, standard smoker.

We do not assess a surrender charge for partial surrenders, but we do assess a partial surrender fee.

PARTIAL SURRENDER FEE

We deduct a partial surrender fee of $10 on each partial surrender you make. We allocate the fee between your remaining Fund Value in the Subaccounts and in the Guaranteed Interest Account on a pro-rata basis, based on the allocation percentages you specified for the partial surrender.

TRANSFER CHARGE

We reserve the right to assess a $25 transfer charge for each transfer you make after the 12/th transfer in any policy year. /

OTHER CHARGES

We may charge the Subaccounts for federal income taxes that we incur and are attributable to the Variable Account. No such charge is currently assessed.

                                  THE POLICY

We designed the Policy to meet the needs of individuals as well as for corporations who provide coverage and benefits for key employees.

APPLYING FOR A POLICY

To purchase a Policy, you must complete an application and then have your agent submit it to us at our Home Office. After you have done this, it can sometimes take several weeks for us to gather and evaluate the information we need to decide whether to issue a Policy to you and if so, what the Insured's risk class should be. After we approve an application for a Policy and assign the appropriate risk class, we will prepare the Policy for delivery.

You must pay an initial premium of a sufficient amount before or at the time we deliver your Policy. (If you submit your initial premium with your application, we will place your premium in our General Account where it will earn interest at an effective annual rate of at least 4.5%). See "Premiums" below. Coverage generally becomes effective on the Policy Date. We will not pay a Death Benefit before the Policy Date unless temporary insurance coverage, as discussed below, was in effect.

We will issue a Policy covering an Insured who is up to and including age 85, providing we receive evidence of insurability that satisfies us. If a qualified plan will own the Policy, the Insured cannot be more than 70 years old. Required evidence of insurability may include, among other things, a medical examination of the Insured. We may reject an application for any lawful reason.

TEMPORARY INSURANCE COVERAGE

You may apply for temporary insurance coverage. To be eligible for such coverage, the Insured must be between the ages of 15 days and 71 years old and must be able to satisfactorily answer several health questions. Your initial premium must be in the amount of at least the Minimum Monthly Premium (see below) for the Policy for which you applied. This coverage will take effect on date you sign the application and pay the premium. Temporary insurance coverage will end on the earliest of:

.. the policy release date (i.e., the date we authorize the Policy to be delivered to you), if the Policy is issued as applied for;

.. the 15/th/ day after the policy release date or the date the Policy takes effect, if the policy is issued other than as applied for;

.. no later than 90 days from the date the temporary insurance agreement is signed;

.. the 45/th/ day after the form is signed if you have not finished the last required medical exam;

..  5 days after we send notice to you that we declined to issue any Policy; and

..  the date you tell us that the Policy will be refused.

We will pay a Death Benefit if the Insured dies during the period of temporary coverage. This Death Benefit will be:

       (1)the insurance coverage applied for (including any optional riders) up to $500,000, less

       (2)the deductions from premium and the monthly deduction due prior to the date of death.

We hold the premiums paid for temporary insurance coverage in our General Account until the policy release date. If we issue the Policy, we will apply these amounts to your Policy.

BACKDATING

We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the record date so that you can obtain lower insurance rates, based on a younger insurance age. We will not backdate a Policy for more than six months (a shorter period is required in certain states) before the date of your application. For a backdated Policy, Monthly Deductions will begin on the backdated Policy Date. You therefore will incur charges before you otherwise would have if you had not backdated your Policy, and your initial premium payment must be in an amount sufficient to cover the extra Monthly Deduction charges for the backdating period.

OWNER

You have all of the rights and benefits under the Policy while the Insured is living. These rights include the right to change the Beneficiary, to assign the Policy, to transfer Fund Value, or make full or partial surrenders.

BENEFICIARY

You name the Beneficiary when you apply for the Policy. You may designate if the Beneficiary has to be living or surviving at the Insured's death. If you so designate, then, unless otherwise provided, that Beneficiary must be living on the 14/th day after the Insured's death or, if earlier, the date we receive due proof of the Insured's death. The share of the Death Benefit proceeds of any Beneficiary who is not living on the earlier day will be payable to remaining Beneficiaries. Unless provided in the Beneficiary designation, if there is no Beneficiary named or living on the date of the Insured's death, we will pay the Death Benefit proceeds to the Insured's executors or administrators. /

You may change the Beneficiary, unless you have given up this right, as long as the Insured is living by writing us at our Home Office. The change will take effect when we record it retroactively as of the date the request was signed. The change will be subject to any payment we made before we received notice of the change of Beneficiary at our Home Office.

CANCELLING THE POLICY

You may cancel a Policy during the "Right to Return Policy" period by returning it to us at our Home Office, or to the agent who sold it. The Right to Return Policy period runs for the later of (a) 10 days (or longer in certain states) after you receive the Policy; (b) 45 days after you signed the application; or
(c) 10 days after we mail or deliver a notice of withdrawal right. During this period, you may cancel your Policy and receive a refund of the full amount of the premium paid.

                                   PREMIUMS

GENERAL

We will usually credit your initial premium payment to the Policy on the later of the date we approve your Policy or the date we receive your payment. We will credit any subsequent premium to the Policy on the Business Day we receive it at our Home Office.

The total premiums you pay may not exceed guideline premium limitations for the insurance set forth in the Internal Revenue Code of 1986, as amended (the "Code"). We may reject any premium, or any portion of a premium, that would result in the Policy being disqualified as life insurance under the Code. We will refund any rejected premium. We will tell you before we process a transaction, whether once we process the transaction, your Policy is in jeopardy of becoming a modified endowment contract under the Code.

INITIAL PREMIUM

You must pay an amount equal to at least the Minimum Monthly Premium to put the Policy in effect. However, if you want to pay premiums less often than monthly, the premium required to put the Policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments.

We base your Minimum Monthly Premium on a number of factors. These factors include:

       (1)your Specified Amount;

       (2)any riders you added to the Policy; and

       (3)the Insured's age, smoking status, gender (unless unisex rates apply), and risk class.

We show the Minimum Monthly Premium in your Policy. After you pay this initial premium, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

TAX-FREE "SECTION 1035" EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

SCHEDULED PREMIUMS

Your initial Minimum Monthly Premium is the only premium you must pay under the Policy. However, you greatly increase your risk of Policy termination if you do not regularly pay premiums at least as large as the Minimum Monthly Premium. Paying your Minimum Monthly Premiums will not necessarily keep your Policy in force. Additional premiums may be necessary to keep the Policy in force.

You may pay your premiums according to the schedule you established when you applied for the Policy. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time, and equals, at least, the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. We will send you a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option.

You should change the amount of your scheduled premium payments if:

..  you increase your Specified Amount;

..  you change your Death Benefit option;

..  you change or add a rider;

..  you take a partial surrender when you have elected Death Benefit Option 1
   (see "Death Benefit"); or

..  you select Subaccounts that experience adverse investment performance.

You can change the amount and interval of payment of scheduled premiums at any time by writing us at our Home Office. However, the new payment interval must satisfy our rules in use at the time of the change.

We will issue an endorsement to your Policy after you increase the Specified Amount that will provide you with the increased Minimum Monthly Premium amount.

Please note: During the first three policy years or the three policy years following an increase in Specified Amount (if that increase became effective during the first three policy years), premiums paid less partial surrenders (excluding their fees) and any Debt must at least equal the Minimum Monthly Premium times the number of months the Policy has been in force.

ELECTRONIC PAYMENTS

You may have your bank automatically pay your premiums to us. If you authorize us, we will withdraw premiums from your bank account each month by electronic funds transfer. Based on your Policy Date, we may require that up to two Minimum Monthly Premiums be paid in cash before premiums may be paid by electronic funds transfer to the Company.

UNSCHEDULED PREMIUMS

In general, you may make premium payments at any time and in any amount. However, we may reject or limit any unscheduled premium payment that would result in an immediate increase in the Death Benefit payable, unless you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, we may return the payment in whole or in part. In addition, we will reject all or a part of a premium payment and return it to you if the premium would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

REPAYMENT OF OUTSTANDING DEBT

We will treat payments you send to us as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied to your Fund Value. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

ALLOCATING PREMIUMS

When you apply for a Policy, you specify the percentage of your net premium payments we are to allocate to the Subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, no allocation may be for less than 5% of a net premium, and allocation percentages must total 100%. If we do not have a valid set of allocation instructions from you, we will allocate scheduled premiums to the Money Market Subaccount.

You may change your allocations at any time by writing or calling our Home Office. The change will apply to your net premium payments you make after we receive your instructions.

We will allocate your initial premium payment to our General Account until the end of the "Right to Return Policy" period. At the end of that period, we will transfer your Net Premium to the Subaccounts and/or Guaranteed Interest Account you designated. After the "Right to Return Policy" period, we will allocate your net premiums to the Subaccounts and/or Guaranteed Account on the Business Day that we receive the premium payment.

If you make an unscheduled premium payment, you may specify an allocation choice that is different than your allocation choice for your scheduled premium payments. This choice will not change your allocation choice for future scheduled premiums. You allocation must be whole numbers only, each allocation must be for at least 5% of the unscheduled net premium, and the total must be 100% of the unscheduled net premium.

                          HOW YOUR FUND VALUE VARIES

FUND VALUE

The Fund Value is the entire amount we hold under your Policy for you. The Fund Value serves as the starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Subaccount, the amount held in the Guaranteed Interest Account, and the amount held in the Loan Account. We determine Fund Value first on your Policy Date, and after that, on each Business Day. Your Fund Value will vary to reflect the performance of the Subaccounts to which you have allocated amounts and interest we credit on amounts in the Guaranteed Interest Account, and will also vary to reflect Outstanding Debt, charges for the Monthly Deduction, mortality and expense risk charges, partial surrenders, and loan repayments. Your Fund Value may be more or less than the premiums you paid.

CASH VALUE

Your Cash Value on any Business Day is the Fund Value reduced by any surrender charge and any Outstanding Debt.

SUBACCOUNT VALUES

On any Business Day, the value of a Subaccount equals the number of Units we credit to the Policy multiplied by the Unit value for that Day. We make the calculation before the purchase or redemption of Units on that Day.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into Units. When you make allocations to a Subaccount, either by premium allocation, transfer of Fund Value, transfer of loan interest from the General Account, or repayment of a loan, we credit your Policy with Units in a Subaccount. When we assess the Monthly Deduction, and when you take a loan, a partial surrender, or transfer from a Subaccount, we decrease the number of Units you hold in a Subaccount.

SUBACCOUNT UNIT VALUE

We arbitrarily set the Unit value for each Subaccount at $10 when we established the Subaccount. After that, a Subaccount's Unit value varies to reflect the investment experience of the underlying portfolio, and may increase or decrease from one Business Day to the next. We determine Unit value, after a Subaccount's operations have begun, by multiplying the net investment factor for that Business Day by the Unit value for the immediately preceding Business Day.

The net investment factor is an index we use to measure the investment performance of a Subaccount from one Business Day to the next. The net investment factor for each Subaccount on a Business Day is obtained by subtracting (b) from (a) and dividing by (c), where:

       (a)is the per share net asset value on the Business Day of the applicable Fund portfolio in which the Subaccount invests times the number of such shares held in the Subaccount before the purchase or redemption of any shares on that Day;

       (b)is the mortality and expense risk charge accrued as of that Business Day; and

       (c)is the total number of Units held in the Subaccount on the Business Day before the purchase or redemption of any Units on that Day.

GUARANTEED INTEREST ACCOUNT VALUE

On any Business Day, the Fund Value in the Guaranteed Interest Account is:

.. the accumulated value with interest on the net premiums allocated and amounts transferred to, the Guaranteed Interest Account before that Day; minus

.. withdrawals from the Guaranteed Interest Account before that Day for any partial surrender and its fee, any amounts transferred from the Guaranteed Interest Account and the transfer charge, if any, and any Monthly Deductions.

                                   TRANSFERS

After the Right to Return Policy period has ended, you may transfer all or a portion of your Fund Value between and among the Subaccounts of the Variable Account and the Guaranteed Interest Account subject to certain conditions. Transfers from a Subaccount will take effect at the end of the Business Day we receive your request at our Home Office. Transfers from the Guaranteed Interest Account will take effect on the policy anniversary, or if later, at the end of the Business Day we receive your request at our Home Office. We may postpone transfers to, from, or among the Subaccounts under certain circumstances. See "Payments and Telephone Transactions."

We restrict transfers from the Guaranteed Interest Account. You may only transfer Fund Value from the Guaranteed Interest Account once each policy year. We must receive your request to transfer Fund Value from the Guaranteed Interest Account within 10 days before or 30 days after a policy anniversary.

When thinking about a transfer of Fund Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. We consider a request for a transfer to be one transaction. We may charge for transfers. See "Charges and Deductions."

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many Owners, the result can be simultaneous transfers involving large amounts of Fund Value. Such transfers can disrupt the orderly management of the portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds, and the managements of the Funds share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple Owners, we may not honor such transfers. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they have been submitted. These procedures will not, however, prevent Owners from making their own transfer requests.

                                DEATH BENEFITS

As long as your Policy is in effect and before the maturity date, we will pay the Death Benefit proceeds upon receipt at our Home Office of satisfactory proof of the Insured's death. We may postpone payment of the death benefit under certain conditions. See "Payments and Telephone Transactions." We will pay the proceeds to the Beneficiary.

AMOUNT OF DEATH BENEFIT PROCEEDS PAYABLE

The amount of Death Benefit proceeds payable equals:

       (1)the Policy's Death Benefit; plus

       (2)any insurance proceeds provided by rider; less

       (3)any Outstanding Debt, and if the death of the Insured occurs during any period for which a Monthly Deduction has not been made, any Monthly Deduction that may apply to that period, including the deduction for the month of death.

Under certain circumstances, we may further adjust the amount of the Death Benefit proceeds payable. See "Incontestability" and "Misstatement of Age or Sex."

DEATH BENEFIT OPTIONS

In your application, you tell us how much life insurance coverage you want on the life of the Insured. We call this the Specified Amount. The minimum Specified Amount is $50,000. You also tell us whether you want Death Benefit Option 1 or Death Benefit Option 2. If you do not select a Death Benefit Option, we will assume you selected Death Benefit Option 2. Subject to certain restrictions, you may change your Death Benefit Option, see below.

Under Death Benefit Option 1, your Death Benefit will be the greater of:

  (a) the Specified Amount in effect on the date of the Insured's death, or

  (b) the Fund Value on the date of the Insured's death multiplied by a death benefit percentage.

The death benefit percentages vary according to the age of the Insured and will be at least equal to the percentage defined in the Internal Revenue Code. The Code uses these percentages to define life insurance for tax purposes. The death benefit percentage is 250% for Insureds 40 or under, and it declines for older Insureds. A table showing the death benefit percentages is in your Policy. If you want to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option 1.

Under Death Benefit Option 2, your Death Benefit will be the greater of:

  (a) the Specified Amount in effect on the date of the Insured's death, plus the Fund Value on the date of the Insured's Death, or

  (b) the Fund Value on the date of the Insured's death multiplied by a death benefit percentage.

The Death Benefit percentage is the same as that used for Option 1. The Death Benefit in Option 2 will always vary as Fund Value varies. If you want to have favorable investment performance reflected in increased insurance coverage, you should choose Option 2.

Examples of Options 1 and 2

The following examples demonstrate how we calculate the Death Benefit under Options 1 and 2. The examples show two Policies with the same Specified Amount, but Fund Values that vary as shown. We assume that the

Insured is age 40 at the time of death and that there is no Outstanding Debt. We also assume that the date of death was on a Monthly Anniversary Day. Policy 1 shows what your Death Benefit would be for a policy with low fund value. Policy 2 shows what your Death Benefit would be for a policy with a higher fund value.

                                                Policy 1  Policy 2
                                                --------  --------
             Specified Amount.................. $100,000  $100,000
             Cash Value on Date of Death....... $ 35,000  $ 85,000
             Death Benefit Percentage..........      250%      250%
             Death Benefit under Option 1...... $100,000  $212,500
             Death Benefit under Option 2...... $135,000  $212,500

CHANGES IN DEATH BENEFIT OPTIONS

You may change the Death Benefit option under your Policy by writing us at our Home Office. If you change from Death Benefit Option 1 to Death Benefit Option 2, you must provide us with satisfactory evidence of insurability. We do not require evidence of insurability if you change from Death Benefit Option 2 to Death Benefit Option 1. The effective date of a change requested between monthly anniversaries will be the next Monthly Anniversary Day after we accept the change.

If you change from Death Benefit Option 1 to Death Benefit Option 2, we will reduce your Policy's Specified Amount by the amount of the Policy's Fund Value at the date of the change. We will not permit you to change from Death Benefit Option 1 to Death Benefit Option 2 if the change would result in a new Specified Amount of less than $100,000.

If you change from Death Benefit Option 2 to Death Benefit Option 1, we will increase the Specified Amount of your Policy by the amount of the Policy's Fund Value at the date of the change. The change to Death Benefit Option 1 will generally reduce the Death Benefit payable in the future.

We will automatically change your Death Benefit option to Death Benefit Option 2 if the insured becomes disabled and the Waiver of Monthly Deduction Benefit rider is in effect. See "Other Optional Insurance Benefits."

A change in the Death Benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the Death Benefit exceeds Fund Value. See "Deductions from Fund Value--The Monthly Deduction." If the Policy's Death Benefit is not based on the death benefit percentage under Death Benefit Option 1 or Death Benefit Option 2, changing from Option 2 to Option 1 will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Death Benefit Option 1 to Death Benefit Option 2 will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the Insured's age.

CHANGING THE SPECIFIED AMOUNT

You may change the Specified Amount under your Policy subject to the conditions described below.

Increasing the Specified Amount will generally increase your Policy's Death Benefit. Decreasing the Specified Amount will generally decrease your Policy's Death Benefit. The amount of change in the Death Benefit depends on (1) the Death Benefit option chosen, and (2) whether the Death Benefit under the Policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of Policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time. We offer a term life insurance rider. Depending on your circumstances, it may be more cost effective for you to purchase this rider rather than increasing your Specified Amount.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Specified Amount may have other tax consequences. You should consult a tax adviser before changing the Specified Amount.

INCREASES

.. You may increase the Specified Amount by submitting a written application and evidence of insurability to us at our Home Office. The increase will take effect on the Monthly Anniversary Day that falls on, or next follows, the date we approve it.

..  You can only increase the Specified Amount until the Insured's age 85.

..  Your cost of insurance charges will increase.

.. The increase will create a new "coverage segment." There will be a surrender charge associated with this coverage segment. We will allocate Fund Value after the increase first to the original coverage segment, and then to each coverage segment in order of the increases.

.. Your Minimum Monthly Premium will increase, and we will make this adjustment prospectively to reflect the increase.

.. If the Specified Amount is increased when a premium payment is received, we will process the increase before we process the premium payment.

DECREASES

.. You may decrease the Specified Amount by submitting a written application to us at our Home Office. The decrease will take effect on the Monthly Anniversary Day that falls on, or next follows, the date we approve it.

..  You may not decrease the Specified Amount below $100,000.

.. We will apply any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a Death Benefit option change):

       (1)to reduce the coverage segments of Specified Amount associated with the most recent increases in Specified Amount; then

       (2)to the next most recent increases successively; and last

       (3)to the original Specified Amount.

.. Your Minimum Monthly Premium will not be adjusted for the decrease in the Specified Amount.

.. If the Specified Amount is decreased when a premium payment is received, we will process the decrease before we process the premium payment.

..  Rider coverages may be affected by a decrease in Specified Amount.

.. We will reject a decrease in Specified Amount, if, to effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Cash Value of your Policy.

If a requested change is not approved, we will send you a written notice of our decision.

                       OTHER OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, you may elect to add one or more of the optional insurance benefits described below. You may add these benefits when you apply for your Policy. These other optional benefits are added to your Policy by an addendum called a rider. As applicable, a charge is deducted monthly from the Fund Value for each optional benefit added to your policy. See "Charges and Deductions." You can cancel these benefits at any time. Certain restrictions may apply and are described in the applicable rider. In addition, adding or canceling these benefits may have an effect on your Policy's status as a modified endowment contract. See "Tax Considerations." Your agent can describe these extra benefits further.

From time to time we may make available riders other than those listed below. Contact your agent for more information about the riders below and the other riders that we may offer.

SPOUSE'S TERM RIDER

This rider provides for term insurance benefits on the life of the Insured's spouse, to the spouse's age 80.

CHILDREN'S TERM INSURANCE RIDER

This rider provides term insurance coverage on the lives of the children of the Insured under age 18. The coverage continues to the policy anniversary after the child's 22nd birthday.

PURCHASE OPTION RIDER

This rider provides the option to purchase additional coverage as specified in the rider at specific ages or after specific events without providing additional evidence that the Insured remains insurable.

WAIVER OF MONTHLY DEDUCTION RIDER

This rider provides for the waiver of certain charges while the Insured has a covered disability and the Policy is in effect. While the Insured is disabled, no deductions are made for (1) monthly administrative charges, (2) Per $1,000 Specified Amount charges, (3) cost of insurance charges, and rider charges.

TERM LIFE TERM RIDER

This rider provides additional death benefits on the life of the insured until the insured reaches age 80. The minimum amount of coverage is $25,000. You may convert the rider coverage without evidence of insurability to any level premium, level face amount permanent policy of insurance offered by us. The conversion must occur before the Insured's age 65 or 5 years from the issue of the rider, whichever is later.

                             BENEFITS AT MATURITY

The maturity date for this Policy is the policy anniversary following the Insured's 100/th/ birthday. If the insured is living on the maturity date, we will pay to you, as an endowment benefit, the Cash Value of the Policy. We will not accept premiums, nor will we take Monthly Deductions, after the maturity date.

                       SURRENDERS AND PARTIAL SURRENDERS

SURRENDERS

You may cancel and surrender your Policy at any time before the Insured dies by sending a written request together with the Policy to our Home Office. Your Policy will terminate at end of the Business Day we receive your request.

The amount you will receive will be your Policy's Fund Value less (1) any surrender charge, and (2) any Outstanding Debt.

A surrender may have adverse tax consequences. See "Tax Considerations."

PARTIAL SURRENDERS

Until the maturity date, you may make a partial surrender at any time from your Policy by writing us at our Home Office. We will process your partial surrender request at the end of the Business Day we receive your request.

Your partial surrender must be for at least $500 (plus its fee). We will not allow a partial surrender if your Fund Value after the partial surrender (including the partial surrender fee) would be less than $500 or would result in a Specified Amount in force of less than $100,000. If you have taken a loan on your Policy, the amount of the partial surrender is limited so that the loan amount, after the partial surrender, is not greater than 90% of Cash Value.

You must allocate an amount or percent of your Fund Value in the Subaccounts and the Guaranteed Interest Account from which we are to take your partial surrender. Allocations by percentages must be in whole percentages and the minimum percentage is 10% against any Subaccount or the Guaranteed Interest Account. Percentages must total 100%. We will reject an allocation which does not comply with the rules or if there is not enough Fund Value in a Subaccount or the Guaranteed Interest Account to provide its share of the allocation. If the Insured dies after the request for a partial surrender is sent to us and before it is effected, the amount of the partial surrender will be deducted from the Death Benefit proceeds. We will determine the Death Benefit proceeds taking into account the amount surrendered.

EFFECT OF PARTIAL SURRENDERS ON FUND VALUE AND DEATH BENEFIT PROCEEDS

When you make a partial surrender and you selected Death Benefit Option 1, we decrease the Specified Amount of your Policy by the amount of the partial surrender (excluding its fee). If you selected Death Benefit Option 2, a partial surrender will not change the Specified Amount of your Policy. However, if the Death Benefit is not equal to the Fund Value times a death benefit percentage, we will reduce the Death Benefit by the amount of the partial surrender. Under either Death Benefit Option, if the Death Benefit is based on the Fund Value times the applicable death benefit percentage, the Death Benefit may decrease by an amount greater than the partial surrender.

There is a fee for each partial surrender of $10. Partial surrenders may have adverse tax consequences. See "Tax Considerations."

                                     LOANS

You may borrow up to 90% of your Cash Value at any time by writing us at our Home Office. (If you request a loan on a Monthly Anniversary Day, the maximum loan is reduced by the Monthly Deduction due on that day.) Your Policy is the only security for the loan. A loan may have tax consequences. You should consult your tax adviser before borrowing from your Policy.

To secure a loan, we transfer an amount equal to the loan proceeds from the Fund Value in the Variable Account and the Guaranteed Interest Account to our Loan Account. You tell us from where we are to transfer this Fund Value. You can specify loan allocations by amount or percentages. Allocations by percentage must in whole percentages and the minimum percentage is 10% against any Subaccount or the Guaranteed Interest Account. If you do not specify an allocation, or if we cannot process your loan allocations because they do not comply with our rules or there is not enough Fund Value in a Subaccount and/or the Guaranteed Interest Account to comply with your request, we will reject your request for a loan. We pay interest monthly on amounts allocated to our Loan Account at an annual rate not less than 4.5%. We may pay excess interest in our sole discretion. We will allocate amounts in the Loan Account that exceed your Outstanding Debt to the Variable Account and/or Guaranteed Interest Account as we determine.

We normally pay the amount of the loan within seven calendar days after we receive a proper request for a loan at our Home Office. We may postpone payment of loan under certain conditions. See "Payments and Telephone Transactions."

We charge interest on a loan. Loan interest is payable in arrears on each policy anniversary, and varies by the number of years since we issued your Policy. The interest you must pay on the loan is as follows:

                                           Interest Due (at an
                     Policy Year              annual rate)
                     -----------        -------------------------
                        0-10                      5.25%
                    11 and after                  4.75%

If you do not pay the interest when due, it will become part of the loan and accrue interest accordingly. To secure this "new" loan, we will deduct amounts from the Fund Value of each Subaccount and/or the Guaranteed Interest Account in the same proportion that each bears to total Fund Value on the policy anniversary.

You may repay all or part of the Outstanding Debt (i.e., your loan amount plus interest on the loan) at any time by sending the repayment to our Home Office. We will credit repayments on the Business Day that we receive them. You must clearly mark a repayment as a loan repayment or it will be credited as a premium. If a loan repayment is made which exceeds the Outstanding Debt, we will consider the excess to be part of a scheduled premium payment, and the payment will be subject to the rules on acceptance of premium payments.

Upon each loan repayment, we will transfer an amount equal to the loan repayment from the Loan Account to the Variable Account and/or Guaranteed Interest Account according to your current premium allocation instructions.

We deduct any Outstanding Debt from your Cash Value and the Death Benefit proceeds payable on the Insured's death.

EFFECTS OF POLICY LOANS

A loan affects the Policy because we reduce Death Benefit proceeds and Cash Value under the Policy by the amount of Outstanding Debt. Repaying the loan causes the Death Benefit proceeds and Fund Value to increase by the amount of the repayment. As long as there is Outstanding Debt, we will hold an amount in the Loan Account equal to the loan amount as collateral. This amount is not affected by the Variable Account's investment performance or interest we credit on amounts allocated to the Guaranteed Interest Account. Amounts transferred from the Variable Account as collateral will affect the Fund Value of your Policy because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Variable Account.

There are risks involved in taking a loan, a few of which include the potential for your Policy to terminate if, after your third policy anniversary (or, in some instances, the third anniversary following an increase in Specified Amount), projected earnings taking into account Outstanding Debt are not achieved. A loan may have adverse tax consequences. See "Tax Considerations."

We will notify you if your Policy is in risk of termination and has entered a 61-day grace period. See "Termination."

                                  TERMINATION

GENERAL

Your Policy will remain in effect as long as:

       (1)it has a Cash Value greater than zero; and

       (2)you make any required additional premium payments during the 61-day Grace Period.

If your Policy does not meet the conditions specified above, it will be in default. In that case, we will mail you a notice of insufficient premium that will inform you of the premium you must pay to keep your Policy in effect. You must pay this premium amount within the 61-day grace period from the date we send notice to you. If you do not pay the required premium, your Policy will end.

We have different special rules relating to termination during the first three policy years and for three policy years following an increase in Specified Amount if that increase became effective during the first three policy years.

SPECIAL RULES FOR FIRST THREE POLICY YEARS

During the first three policy years (or the first three policy years following an increase in Specified Amount during that period), we guarantee that your Policy will not lapse if, on each Monthly Anniversary Day, either:

..  Your Policy's Cash Value is greater than zero; or

.. The sum of the premiums paid minus all partial surrenders (excluding related fees), minus any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your Policy has been in effect
   (or number of months from the most recent increase in Specified Amount) (we refer to this as the Minimum Monthly Premium test).

Your Policy may be at risk of termination if:

..  The insufficiency occurs at any other time; or

.. The Minimum Monthly Premium test has not been met during the first three policy years (as described above).

AMOUNTS YOU MUST PAY TO KEEP YOUR POLICY

If you receive a notice of insufficient premium, you must pay the amount stated in the notice to keep your Policy in effect. In general, the amount you must pay will vary based on the policy year of your Policy.

During the first three policy years (or within three years of an increase in Specified Amount during that period), you must pay:

       (1)the Minimum Monthly Premium not paid; plus

       (2)one succeeding Minimum Monthly Premium.

After the third policy anniversary (or after three years from the most recent increase in Specified Amount during that period), you must pay:

       (1)the Monthly Deduction not paid; plus

       (2)an amount equal to Monthly Deductions [plus the amount of the deductions from premiums for various taxes and the sales charge].

YOUR POLICY WILL REMAIN IN EFFECT DURING THE GRACE PERIOD

Your Policy will remain in effect through the grace period. This means that if the Insured should die during the grace period, a Death Benefit would still be payable, although we would reduce the Death Benefit proceeds by the unpaid Monthly Deduction as well as the Monthly Deduction for the month of death and by the amount of any Outstanding Debt. If you do not pay the required premium before the grace period ends, your Policy will terminate. It will have no value and no benefits will be payable. However, you may reinstate your Policy within certain circumstances.

REINSTATEMENT

If you have not surrendered your Policy and it is before the maturity date, you may reinstate your Policy within five years after the Monthly Anniversary Day at the beginning of the grace period. To reinstate your Policy, you must provide us the following four items:

       (1)a written application;

       (2)satisfactory evidence to us of the insurability of the Insured;

       (3)payment of a premium large enough to cover:

           a. the balance we told you in the notice of insufficient premium that was necessary to keep your Policy in effect; and

           b. an amount sufficient to keep your Policy in force for at least one month from the reinstatement date; and

       (4)payment or reinstatement of any Outstanding Debt you owe us on the Policy, plus payment of interest on any reinstated Debt from the beginning of the grace period to the end of the grace period at the rate which applies to policy loans on the date of reinstatement. This is an annual rate of 5.25% for Policy Years 1 through 10 and 4.75% for Policy Years 11 and after.

We will reinstate any surrender charge that would have been outstanding on the date of reinstatement had the Policy remained in force.

Your Fund Value on the date of reinstatement will be based on the reinstated surrender charge, the net premium paid, the reinstated Debt, and any Monthly Deduction due on the reinstatement date. Should we reinstate your Policy, your Policy will be reinstated on the Monthly Anniversary Day that falls on, or immediately precedes the date we approved your application for reinstatement. At that time, we will allocate Fund Value minus, if applicable, Outstanding Debt among the Subaccounts and the Guaranteed Interest Account according to your most recent scheduled premium payment allocation instructions.

                      PAYMENTS AND TELEPHONE TRANSACTIONS

You may send your written request for payment or transfer request to our Home Office or give it to one of our authorized agents. We will ordinarily pay any Death Benefit proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date the Insured's death, the amount we pay or transfer, as appropriate, is as of the end of the Business Day during which our Home Office receives all required documents. We may pay your surrender proceeds or Death Benefit proceeds as a lump sum or under one of our Settlement Options. See "Settlement Options."

Any Death Benefit proceeds that we pay in one lump sum will include interest from the date of death to the date of payment. The interest we pay will be at a rate determined by the state where we delivered your Policy.

We may delay making a payment or processing a transfer request if:

.. the New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC;

.. an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

..  for such other periods as the SEC by order may permit.

We may also defer making payments attributable to a check that has not cleared the bank on which it is drawn. We reserve the right to defer payments from the Guaranteed Interest Account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

TELEPHONE TRANSACTIONS

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone if you have completed and signed a telephone transfer authorization form, and we have received that form at our Home Office. You may elect these privileges when you apply for the Policy. We may record all or part of any telephone conversation with respect to transfer and allocation instructions. We will process your telephone instructions as of the end of the Business Day that we receive them, subject to the limitations stated in this prospectus. We will only accept telephone transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions. If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone instructions if such instructions prove to be fraudulent. A copy of the guidelines and the Company's form for electing telephone transfer privileges is available from your agent or by calling 1-800-487-6669.

Please note that our telephone system may not always be available. Any telephone system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If your are experiencing problems, you may make your transaction request by writing our Home Office.

                              TAX CONSIDERATIONS

The following provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon our understanding of the present federal income tax laws as the Internal Revenue Service ("IRS") currently interprets them. This discussion is not intended as tax advice. Tax laws are very complex and tax results will vary according to your individual circumstances. A person considering the purchase of the Policy may need tax advice. It should be understood that these comments on federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. This discussion does not address other Federal tax issues such as estate, gift, and generation skipping transfer taxes, or state and local income, estate, and inheritance tax consequences associated with this Policy. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

We believe that the Policy meets this statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance. Thus, the death benefit should be excludable from the gross income of the beneficiary (whether the beneficiary is a corporation, individual or other entity) under Section 101(a)(1) of the Code for purposes of the regular federal income tax. You generally should not be considered to be in constructive receipt of the cash values under the Policy until a full surrender, maturity of the Policy, or a partial surrender. In addition, certain Policy loans may be taxable in the case of policies that are modified endowment contracts.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as modified endowment contracts. A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium."

Changes in benefits may require testing to determine if the Policy is to be classified as a modified endowment contract. A modified endowment contract is treated differently for tax purposes then a contract which is not a modified endowment contract.

Pre-death distributions from modified endowment contracts may result in taxable income. Upon full surrender or maturity of the Policy, the Policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the Policy. (The investment in the Policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and Policy loans the Policy owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the Policy. The amount allocated to income is the amount by which the Fund Value of the Policy exceeds investment in the Policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as modified endowment contracts if:

       (1)The policies are purchased from any one insurance company (including the Company), and

       (2)The purchases take place during a calendar year.

The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received when the taxpayer is at least 59 1/2 years old and in certain other situations.

A contract may not be a modified endowment contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the Policy's failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxed as described above). This treatment is applied even though the Policy was not yet a modified endowment contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the Policy being classified as a modified endowment contract.

It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as modified endowment contracts.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

If a Policy is not a modified endowment contract distributions are treated as follows. Upon a full surrender or maturity of a Policy for its Cash Value, the excess if any, of the Cash Value plus Outstanding Debt minus the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. A Policy's cost basis will usually equal the premiums paid less any premiums previously recovered through partial surrenders. Under Section 7702 of the Code, special rules apply to determine whether part or all the cash received through partial surrenders in the first 15 Policy years is paid out of the income of the Policy and therefore subject to income tax. Cash distributed to a Policy owner on partial surrenders occurring more than 15 years after the Policy date will be taxable as ordinary income to the Policy owner to the extent that it exceeds the cost basis under a Policy.

We believe that loans received under policies that are not modified endowment contracts will be treated as indebtedness of the owner. Thus, no part of any loan under the Policy will constitute income to the owner until the Policy matures, unless the Policy is surrendered before it matures. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a Policy that is not a modified endowment contract may be deductible. Deductibility will be subject to several limitations, depending upon (1) the use to which the proceeds are put and (2) the tax rules applicable to the Policy owner.

Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

               The Company Does Not Make Any Guarantee Regarding
                         The Tax Status Of Any Policy

CHARGE FOR COMPANY INCOME TAXES

For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. The Company will review the question of a charge to the Variable Account for the Company's federal income taxes periodically. A charge may be made for any federal income taxes incurred by the Company that are attributable to the Variable Account. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws or in the cost to the Company, the Company reserves the right to charge the Variable Account for any such taxes attributable to the Variable Account.

                           OTHER POLICY INFORMATION

EXCHANGE PRIVILEGE

During the first 24 months following the Policy Date, you may exchange your Policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the Subaccounts of the Variable Account is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your Policy for the equivalent of a flexible premium universal life policy. No charge is imposed on the transfer when you exercise the exchange privilege.

OPTION TO OBTAIN PAID-UP INSURANCE

You may change to guaranteed paid-up insurance on a policy anniversary. At that time, the Specified Amount will be reduced to an amount that the Cash Value will maintain in effect until the maturity date when applied as a net single premium. However, the maximum amount of Cash Value applied will not be greater than necessary to provide an amount at risk equal to the amount at risk immediately before this option becomes effective. We will refund to you any Cash Value in excess of the amount we applied.

The net single premium rates will be based on: (a) the 1980 CSO mortality tables at the Insured's gender and attained age and class of risk on the later of the policy date and the most recent increase in coverage under the policy; and (b) 4.5% interest. On and after the effective date, the Cash Value of the paid-up coverage will equal the present value of future guaranteed benefits based on the net single premium rates described above without regard to any loans.

To obtain paid-up insurance, we must receive a written request 30 days before the policy anniversary date on which it becomes effective. The endorsement issued to reflect the change to paid-up insurance will show the reduced Specified Amount and the guaranteed Cash Value on the effective date and each policy anniversary thereafter.

Once the paid-up insurance option is effective the following conditions apply:

       (1)It may not be revoked.

       (2)The Company will not accept any further premium.

       (3)No further optional policy changes may be made.

       (4)The Policy is no longer subject to the administrative charge and the per $1,000 Specified Amount charge.

       (5)Any surrender charge, loan balance and loan interest which existed immediately before the effective date will be set to zero.

       (6)Any partial surrender will result in a recalculation of the Specified Amount and Cash Value.

       (7)Any additional benefits provided by rider will terminate.

       (8)The Death Benefit will equal the reduced Specified Amount.

SETTLEMENT OPTIONS

We offer the following settlement options as alternatives to the payment of Death Benefit proceeds or Cash Value in a lump sum:

Option 1. Interest Income -- Under this option, we hold the proceeds and credit the interest earned on those proceeds to the payee. We set the rate of interest for each year, but that rate will never be less than 2 3/4% a year. This Option will continue until the earlier of the date the payee dies or the date you elect another settlement option.

Option 2. Income for Specified Period -- Under this option, the payee receives an income for the number of years chosen. We then calculate an income that will be based on the Minimum Monthly Income Table 2 for that period. Note that the longer the period selected (i.e., number of years) the lower the dollar amount per $1,000 of proceeds. Payments may be increased by additional interest as we may determine for each year.

Option 3. Single Life Income -- Under this option, a number of years called the period certain is chosen. We will then pay income to a single payee for as long as that payee lives or for the number of years chosen (the period certain), whichever is longer. If the payee dies after the end of the period certain, the income payments will stop. The period certain elected may be: (a) 0, 10, or 20 years; or (b) until the total income payments equal the proceeds applied (this is called a refund period certain).

We will calculate the amount of the income payments on the date the proceeds become payable. This amount will be at least as much as the applicable amount shown in the Minimum Monthly Income Table 3 shown in your Policy. The income amounts are based on the 1983 Table "a" (discrete functions, without projections for future mortality) with a 3 1/2% interest.

If the income payments for the period certain elected are the same as income payments based on another available longer period certain, we will deem an election to have been made for the longer period certain.

Option 3A. Joint Life Income -- We pay income during the joint lifetime of two people (the payee and another person). That means if one person dies, we will continue to pay the same income (or a lesser income) to the survivor for as long as the survivor lives.

The survivor may receive the same dollar amount that we were paying before the first payee died or two-thirds of that amount depending on the election made at the time of settlement. Note that if the lesser (two-thirds) amount paid to the survivor is elected, the dollar amount payable while both persons are living will be larger than it would have been if the same amount paid to the survivor had been elected.

We will calculate the amount of income payable while both persons are living (the joint lifetime) on the date the proceeds become payable. This amount will be at least as much as the applicable amount shown in the Minimum Monthly Income Table 3A shown in your Policy. The minimum income amounts are based on the 1983 Table "a" (discrete functions, without projections for future mortality) with 3 1/2% interest.

If a person for whom Option 3A is chosen dies before the first income amount is payable, the survivor will receive settlement instead under Option 3 with 10 years certain.

Option 4. Income of Specified Amount -- Under this option, the dollar amount of the income payments is chosen. We will pay that amount for as long as the proceeds and interest last but, the dollar amount chosen must add up to a yearly amount of at least 10% of the proceeds applied. Interest will be credited annually on the balance of the proceeds. We set the rate of interest for each year, but that rate will never be less than 2 3/4% a year.

We also may pay proceeds under any other option to which we and the payee may agree.

In selecting a settlement option: (1) the proceeds applied must be at least $1,000; and (2) the payee cannot be a corporation, association, or fiduciary. We will make payments under a settlement option monthly unless you or the payee request that we make the payments quarterly, semiannually or annually. If payments of the chosen frequency would be less than $25 each, we may use a less frequent payment basis.

You, while the Insured is living, or your payee (not more than one month after the proceeds become payable) may select a settlement option by writing us at our Home Office. Please review your Policy for more information about the settlement options.

ASSIGNMENT

You may assign any interest in your Policy to another person. You must send written notice of the assignment to us at our Home Office. The assignment will take effect once we have recorded the assignment. We may rely solely on the statement of the assignee as to the amount of his or her interest. All assignments will be subject to Outstanding Debt. Please see your Policy for more information.

DIVIDENDS

This Policy is non-participating. We do not pay dividends on the Policy.

INCONTESTABILITY

The Policy limits our right to contest the Policy as issued or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force during the Insured's lifetime for a minimum period, generally for two years from the Policy Date or effective date of the increase in Specified Amount.

SUICIDE EXCLUSION

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date or reinstatement date, we will limit the Death Benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an Insured dies by suicide, while sane or insane, within two years of the effective date of any increase in the Specified Amount, the amount payable with respect to that increase will be limited to the cost of insurance charges you paid with respect to such increase.

MISSTATEMENT OF AGE OR SEX

We will adjust Death Benefit proceeds if you misstated the Insured's age or sex in your application.

OTHER CHANGES TO YOUR POLICY

At any time, we may make such changes in the Policy as are necessary:

.. to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

.. to make the Policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

.. to reflect a change in the operation of the Variable Account, if allowed by the Policy.

Only one of our executive officers has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. An executive officer of the Company must sign all endorsements, amendments, or riders to be valid.

REPORTS

We will send you a report at least annually showing the then current status of your Policy. It will set forth:

Since the last report date:

..  premiums received;

..  expense charges (including transfer charges, if any);

..  cost of insurance and any riders;

..  interest earned on Fund Value in the Loan Account and in the Guaranteed
   Interest Account; and

..  any partial surrenders (and their fees).

as of the current report date:

..  Death Benefit;

..  Specified Amount; and

..  Outstanding Debt.

as of the current and prior report dates:

..  Fund Value;

..  Subaccount Unit values;

..  Fund Value in the Guaranteed Interest Account; and

..  any other information required by law.

We also will send you an annual and a semi-annual report for each Fund in which you are investing, as required by the 1940 Act.

LEGAL PROCEEDINGS

The Company, like all other companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or the Variable Account.

                            ADDITIONAL INFORMATION

SALE OF THE POLICIES

We have entered into a distribution agreement with MONY Securities Corporation ("MSC"), a wholly owned subsidiary of MONY Life Insurance Company, to act as principal underwriter and for the distribution and sale of the Policies. MSC is registered as a broker dealer under the Securities Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").The Policies are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the company. The Policies may also be sold through other broker--dealers authorized by MSC and applicable law to do so.

We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

MSC offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business. More information about MSC and its registered persons is available at http://www.nasdr.com or by calling 1(800) 289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Except where MSC has authorized other broker/dealers to sell the Policies (as described in the preceding paragraph), compensation payable for the sale of the Policies will be based upon the following schedule. After issue of the Policy, commissions will equal at most 50 percent of premiums paid up to a maximum amount. Thereafter, commissions will equal at most 3.8 percent of any additional premiums plus, beginning in the second policy year on each succeeding quarterly anniversary for so long as the policy shall remain in effect, an annualized rate of 0.25 percent of the Fund Value of the Policy.
Upon any subsequent increase in Specified Amount, commissions will equal at most 50 percent of premiums paid on or after the increase up to a maximum amount. Thereafter, commissions will return to no more than the 3.8 percent level. Further, registered representatives may be eligible to receive certain bonuses and other benefits based on the amount of earned commissions.

In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Company, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Company makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

MSC will receive 12b-1 fees from certain of the Funds as compensation for providing certain distribution and shareholder support services.

MSC may enter into selling agreements with other broker dealers that are members of the NASD and whose representatives are authorized by applicable law to sell variable life insurance policies. Commissions paid to these broker dealers for their representatives will not exceed the commissions described above. The selling agreement does not restrict these broker dealers from retaining a portion of commissions.

We intend to recapture commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

MSC receives fees for the sale of the Policies. In 1999, 2000, and 2001, MSC received, in aggregate, fees of $19,962,361, $19,810,966, and $17,532,005, respectively.

MSC also acts as principal underwriter for other variable products and distributes non-proprietary variable products and mutual funds.

LEGAL MATTERS

Legal matters in connection with the Policy have been passed on by Arthur D. Woods, Vice President- Variable Products and Broker-Dealer Operations Counsel of the MONY Life Insurance Company. Robert Levy, Vice President - Chief Tax and Benefits Counsel of MONY Life Insurance Company has passed upon legal matters relating to the federal income tax laws.

EXPERTS

The audited financial statements for the Company included in this prospectus and in the registration statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report herein.

The audited financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 1177 Avenue of the Americas, New York, New York, 10036.

Actuarial matters included in the prospectus have been examined by Pamela Duffy, Vice President, whose opinion we filed as an exhibit to the registration statement.

You should distinguish the financial statements of the Company included in this prospectus from the financial statements of the Variable Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. You should not consider the financial statements of the Company as the affecting investment performance of the assets held in the Variable Account.

EXECUTIVE OFFICERS AND DIRECTORS

The directors and officers of the Company are listed below. The business address for all directors and officers of MONY Life Insurance Company is 1740 Broadway, New York, New York 10019.

Current Officers and Directors of the Company are:

Name                                       Position and Offices with Company
----                                       ---------------------------------
Tom H. Barrett      Director since 1990. Partner in American Industrial Partners, a private investment partnership since 1992.

David L. Call       Director since 1993. Dean Emeritus, Cornell University, College of Agriculture
                    and Life Sciences since 1995.

G. Robert Durham    Director since 1988.

James B. Farley     Director since 1988. Retired from MONY Life Insurance Company in 1994 after serving as Chairman of the Board from 1993 and Chairman of the Board and
                    Chief Executive Officer since 1991.

Robert Holland, Jr  Director since 1990. Owner and Chief Executive Officer of WorkPlace
                    Integrators, an office furniture dealership in Southeast Michigan, since 1996.

James L. Johnson    Director since 1986. Chairman Emeritus of GTE Corporation, a telecommunications company, having served as Chairman and Chief Executive
                    Officer from 1988 to 1992.

Frederick W. Kanner Director since March 2000. Partner of Dewey Ballantine LLP since 1976.

Robert R. Kiley     Director since 1995. President and Chief Executive Officer of the New York
                    City Partnership and Chamber of Commerce, Inc. since 1995.

Jane C. Pfeiffer    Director since 1988. Ms. Pfeiffer is an independent management consultant.

Thomas C. Theobald  Director since 1990. Managing director, William Blair Capital Partners, L.L.C., an investment firm since 1994.

All of the officers have held their respective positions listed below for five or more years.

Name                                    Position and Offices with Depositor
----                                    -----------------------------------
Michael I. Roth    Chairman of the Board and Chief Executive Officer (since August 1998) and
                   Director (since September 1997) of The MONY Group, Inc. Chairman of the
                   Board and Chief Executive Officer and Director of MONY Life Insurance
                   Company of America. Director of various MONY subsidiaries.

Samuel J. Foti     President and Chief Operating Officer (since August 1998) and Director (since
                   September 1997) of The MONY Group, Inc. President and Chief Operating Officer
                   of MONY Life Insurance Company of America and Director. Director of various
                   MONY subsidiaries.

Kenneth M. Levine  Executive Vice President and Chief Investment Officer (since August 1998) and
                   Director (since September 1997) of The MONY Group Inc. Chairman of the
                   Board and President of MONY Series Fund, Inc. Director of various MONY subsidiaries.

Lee M. Smith       Vice President and Secretary (since September 1999) of The MONY Group Inc.
                   Vice President -- Government Relations and Industry Affairs.

Richard E. Connors Senior Vice President. Director of MONY Life Insurance Company of America.
                   Director of various MONY subsidiaries.

Richard Daddario   Executive Vice President and Chief Financial Officer (since August 1998) of
                   The MONY Group, Inc. Vice President and Controller of MONY Life Insurance
                   Company of America. Director of various MONY subsidiaries.

Michael Slipowitz  Vice President and Chief Actuary of MONY (since January 2002), and Director,
                   Vice President and Actuary of MONY Life Insurance Company of America
                   (since January 2002).

David V. Weigel    Vice President-Treasurer of The MONY Group Inc. (since August 1998).
                   Treasurer of MONY Life Insurance Company of America and various MONY subsidiaries.

No officer or director listed above receives any compensation from MONY Variable Account L. Neither the Company nor any of its affiliates has paid any separately allocable compensation to any person listed for services rendered to the Account.

OTHER INFORMATION

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, for the Policies being offered here. This prospectus does not include all of the information set forth in the registration statement, its amendments, and exhibits. Statements in this prospectus about the content of the Policies and other legal instruments are summaries. For the complete text of those Policies and instruments, please refer to those documents as filed with the SEC. You may obtain these documents from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees, or by assessing the SEC's website at http://www.sec.gov.

                             POLICY ILLUSTRATIONS

Upon request, the Company will send you an illustration of future benefits under the Policy based on both guaranteed and current cost assumptions.

                            PERFORMANCE INFORMATION

We may advertise the performance of the MONY Variable Account L Subaccounts. We will also report performance to Owners and may make performance information available to prospective purchasers.

Performance information may show the change in an Owner's Fund Value in one or more Subaccounts, or as a change in an Owner's death benefit. Performance information may be expressed as a change in an Owner's Fund Value over time or in terms of the average annual compounded rate of return on the Owner's Fund Value. Such performance is based upon a hypothetical policy in which premiums have been allocated to a particular Subaccount over certain periods of time that will include one, five and ten years, or from the commencement of operation of the Subaccount if less than one, five, or ten years. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming surrender at the end of the particular period. However, other quotations may simultaneously be given that do not assume surrender and do not take into account any deduction of charges imposed by the Policy.

Performance information for the Variable Account may be compared in advertisements, sales literature, and reports to Owners to:

       (1)Other variable life separate accounts or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria, and

       (2)The Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a policy.

Reports and promotional literature may also contain the Company's rating or a rating of the Company's claim paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Performance information for any Subaccount reflects only the performance of a hypothetical Policy whose Cash Value is allocated to the Variable Account during a particular time period on which the calculations are based.

Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolios of the Funds in which MONY Variable Account L invests. The market conditions during the given period of time should not be considered as a representation of what may be achieved in the future.

We may also use non-standard performance in cases where we add new Subaccounts which purchase shares of underlying Funds in existence prior to the formation of such Subaccounts. In such cases we will use the historical performance of the Fund with the current expenses of the applicable Subaccount under the Policy.

            FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                                        Page
                                                                                                                        ----
With respect to MONY Variable Account L:
 No financial statements for MONY Variable Account L are included because although the MONY Variable Account L commenced operations in 1990, the subaccounts available to policyholders had not commenced operations as of
   December 31, 2001.
With respect to MONY Life Insurance Company:
 Unaudited interim condensed consolidated balance sheets as of September 30, 2001 and December 31, 2000................  F-2
 Unaudited interim condensed consolidated statements of income and comprehensive income for the three-month periods ended September 30, 2001 and 2000...................................................................................  F-3
 Unaudited interim condensed consolidated statements of income and comprehensive income for the nine-month periods ended September 30, 2001 and 2000...................................................................................  F-4
 Unaudited interim condensed consolidated statement of changes in shareholders' equity for the nine-month periods ended
   September 30, 2001 and 2000.........................................................................................  F-5
 Unaudited interim condensed consolidated statements of cash flows for the nine-month periods ended September 30,
   2001 and 2000.......................................................................................................  F-6
 Notes to unaudited interim condensed financial statements.............................................................  F-7
 Report of Independent Accountants..................................................................................... F-18
 Consolidated balance sheets as of December 31, 2000 and 1999.......................................................... F-19
 Consolidated statements of income and comprehensive income for the years ended December 31, 2000, 1999 and 1998....... F-20
 Consolidated statements of changes in shareholders' equity for the years ended December 31, 2000, 1999 and 1998....... F-21
 Consolidated statements of cash flows for the years ended December 31, 2000, 1999 and 1998............................ F-22
 Notes to consolidated financial statements............................................................................ F-23

                                  APPENDIX A

                  MONTHLY PER $1,000 SPECIFIED AMOUNT FACTORS

                                                              Factor
Issue Age                                                   Per $1,000
---------                                                   ----------
0-36.......................................................   $0.06
37-50......................................................    0.07
51.........................................................    0.08
52.........................................................    0.08
53.........................................................    0.09
54.........................................................    0.09
55.........................................................    0.10
56.........................................................    0.10
57.........................................................    0.10
58.........................................................    0.11
59.........................................................    0.11
60.........................................................    0.11
61.........................................................    0.11
62.........................................................    0.11
63.........................................................    0.11
64.........................................................    0.11
65.........................................................    0.11
66.........................................................    0.11
67.........................................................    0.12
68.........................................................    0.13
69.........................................................    0.13
70.........................................................    0.13
71.........................................................    0.13
72.........................................................    0.13
73.........................................................    0.14
74.........................................................    0.14
75.........................................................    0.14
76.........................................................    0.14
77.........................................................    0.15
78.........................................................    0.16
79.........................................................    0.16
80.........................................................    0.17
81.........................................................    0.19
82.........................................................    0.21
83.........................................................    0.22
84.........................................................    0.24
85.........................................................    0.26

                                  APPENDIX B

               ILLUSTRATIONS OF DEATH PROCEEDS, FUND VALUES AND
                       CASH VALUES, AND PREMIUM OUTLAYS

   The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Fund Values and Cash Values could vary over an extended period of time.

   The Policies illustrated include the following:

                                                       Benefit Specified
Sex                           Age      Risk Class      Option   Amount
---                           --- -------------------- ------- ---------
Male......................... 45  Preferred Non-smoker    1    $200,000
Male......................... 45  Preferred Non-smoker    2    $200,000
Female....................... 45  Preferred Non-smoker    1    $200,000
Female....................... 45  Preferred Non-smoker    2    $200,000

   The tables show how Death Proceeds, Fund Values and Cash Values of a hypothetical Policy could vary over an extended period of time if the Subaccounts of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. If the annual investment returns are not constant the death benefits, Fund Values and Cash Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if unisex rates were used.

   The amounts shown for Death Proceeds, Fund Values and Cash Values reflect the fact the net investment return on the Policy is lower than the gross investment return on the Subaccounts of the Variable Account. This results from the charges levied against the Subaccounts of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Surrender Charges.

   These charges include the charge against the Subaccounts for mortality and expense risks and the effect on each Subaccount's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is .65% annually on a guaranteed basis. The tables also reflect a deduction for a daily investment advisory fee and for other expenses of the Portfolio at a rate equivalent to an annual rate of 0.97% of the aggregate average daily net assets of the Portfolio. This hypothetical rate is representative of the average maximum investment advisory fee and other expenses of the Portfolios applicable to the Subaccounts of the Variable Account. Actual fees and other expenses vary by Portfolio.

   The effect of these investment management, direct expenses and mortality and expense risk charges on a 0% gross rate of return would result in a net rate of return of -.97%, on 6% it would be 5.03%, and on 12% it would be 11.03%.

   The tables assume the deduction of charges including administrative and sales charges. For each age, there are tables for death benefit Options 1 and 2 and each option is illustrated using current and guaranteed policy cost factors. The tables reflect the fact that the Company does not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher rate of return to produce after-tax returns of 0%, 6% or 12%.

   The difference between the Fund Value and the Cash Value in the first 14 years is the surrender charge.

   The Company will furnish, upon request, a comparable illustration based on the age, gender and risk classification of the proposed Insured, and the initial Specified Amount and Scheduled Premium Payments of their choice.

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value and cash value.

                     Guaranteed Death Proceeds               Guaranteed Fund Value                 Guaranteed Cash Value
               ------------------------------------- ------------------------------------- -------------------------------------
                    Annual Investment Return of           Annual Investment Return of           Annual Investment Return of
Policy Premium   Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%
 Year  Outlay  (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%)
   1    2,598    200,000      200,000     200,000        1,918       2,048        2,178            0          99          229
   2    2,598    200,000      200,000     200,000        3,342       3,707        4,089        1,393       1,759        2,141
   3    2,598    200,000      200,000     200,000        4,679       5,374        6,133        2,860       3,556        4,314
   4    2,598    200,000      200,000     200,000        5,954       7,074        8,347        4,265       5,385        6,659
   5    2,598    200,000      200,000     200,000        7,145       8,785       10,729        5,586       7,226        9,170
   6    2,598    200,000      200,000     200,000        8,232      10,486       13,274        6,803       9,057       11,846
   7    2,598    200,000      200,000     200,000        9,217      12,178       16,004        7,918      10,879       14,705
   8    2,598    200,000      200,000     200,000       10,101      13,863       18,940        8,932      12,694       17,771
   9    2,598    200,000      200,000     200,000       10,843      15,496       22,063        9,803      14,457       21,024
  10    2,598    200,000      200,000     200,000       11,466      17,100       25,421       10,556      16,191       24,512
  11    2,598    200,000      200,000     200,000       12,172      18,886       29,266       11,393      18,106       28,487
  12    2,598    200,000      200,000     200,000       12,718      20,611       33,394       12,198      20,091       32,874
  13    2,598    200,000      200,000     200,000       13,105      22,275       37,845       12,845      22,015       37,585
  14    2,598    200,000      200,000     200,000       13,291      23,834       42,623       13,161      23,705       42,493
  15    2,598    200,000      200,000     200,000       13,277      25,287       47,777       13,277      25,287       47,777
  20    2,598    200,000      200,000     200,000        9,033      29,655       80,448        9,033      29,655       80,448
  25    2,598     Lapsed      200,000     200,000       Lapsed      24,554      131,361       Lapsed      24,554      131,361
  30    2,598     Lapsed       Lapsed     237,014       Lapsed      Lapsed      221,508       Lapsed      Lapsed      221,508

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred             Prepared on 02/26/02
Specified Amount: $200,000 . Death Benefit Option: Specified Amount for Option
1 . TP: $2,598.00--GPT                                Version 02.2002
Initial Modal Premium: $2,598.00 . Premium Mode: Annual . Riders: None   Form #
C2-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value, and cash value.

                      Current Death Proceeds                 Current Fund Value                   Current Cash Value
               ------------------------------------ ------------------------------------ ------------------------------------
                   Annual Investment Return of          Annual Investment Return of          Annual Investment Return of
Policy Premium  Gross 0%    Gross 6%    Gross 12%    Gross 0%    Gross 6%    Gross 12%    Gross 0%    Gross 6%    Gross 12%
 Year  Outlay  (Net-0.97%) (Net 5.03%) (Net 11.03%) (Net-0.97%) (Net 5.03%) (Net 11.03%) (Net-0.97%) (Net 5.03%) (Net 11.03%)
  1     2,598    200,000     200,000     200,000       1,918       2,048        2,178           0          99          229
  2     2,598    200,000     200,000     200,000       3,737       4,115        4,509       1,789       2,167        2,561
  3     2,598    200,000     200,000     200,000       5,461       6,205        7,012       3,643       4,386        5,193
  4     2,598    200,000     200,000     200,000       7,138       8,367        9,755       5,450       6,678        8,066
  5     2,598    200,000     200,000     200,000       8,792      10,628       12,787       7,233       9,069       11,228
  6     2,598    200,000     200,000     200,000      10,422      12,992       16,139       8,993      11,563       14,710
  7     2,598    200,000     200,000     200,000      12,030      15,464       19,844      10,731      14,165       18,545
  8     2,598    200,000     200,000     200,000      13,593      18,028       23,918      12,424      16,858       22,749
  9     2,598    200,000     200,000     200,000      15,112      20,686       28,401      14,073      19,647       27,362
  10    2,598    200,000     200,000     200,000      16,567      23,424       33,315      15,658      22,515       32,406
  11    2,598    200,000     200,000     200,000      18,182      26,479       38,953      17,403      25,699       38,173
  12    2,598    200,000     200,000     200,000      19,690      29,592       45,111      19,171      29,072       44,591
  13    2,598    200,000     200,000     200,000      21,073      32,749       51,832      20,814      32,489       51,572
  14    2,598    200,000     200,000     200,000      22,293      35,916       59,151      22,163      35,786       59,021
  15    2,598    200,000     200,000     200,000      23,310      39,060       67,109      23,310      39,060       67,109
  20    2,598    200,000     200,000     200,000      25,438      54,572      120,020      25,438      54,572      120,020
  25    2,598    200,000     200,000     241,526      22,263      69,942      208,212      22,263      69,942      208,212
  30    2,598    200,000     200,000     377,251      11,789      84,843      352,571      11,789      84,843      352,571

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company,The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred             Prepared on 02/26/02
Specified Amount: $200,000 . Death Benefit Option: Specified Amount for Option
1 . TP: $2,598.00 . GPT                               Version 02.2002
Initial Modal Premium: $2,598.00 . Premium Mode: Annual . Riders: None   Form
#C2-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value, and cash value.

                     Guaranteed Death Proceeds              Guaranteed Fund Value                 Guaranteed Cash Value
               ------------------------------------- ------------------------------------ -------------------------------------
                    Annual Investment Return of          Annual Investment Return of           Annual Investment Return of
Policy Premium   Gross 0%    Gross 6%    Gross 12%    Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%
 Year  Outlay  (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net 0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%)
   1    2,598    201,915      202,044     202,174       1,915       2,044        2,174            0          96          226
   2    2,598    203,325      203,688     204,069       3,325       3,688        4,069        1,376       1,740        2,120
   3    2,598    204,641      205,331     206,082       4,641       5,331        6,082        2,822       3,512        4,264
   4    2,598    205,888      206,995     208,253       5,888       6,995        8,253        4,200       5,307        6,565
   5    2,598    207,045      208,659     210,573       7,045       8,659       10,573        5,486       7,100        9,014
   6    2,598    208,087      210,297     213,030       8,087      10,297       13,030        6,659       8,868       11,601
   7    2,598    209,019      211,909     215,640       9,019      11,909       15,640        7,720      10,610       14,341
   8    2,598    209,840      213,493     218,419       9,840      13,493       18,419        8,671      12,324       17,250
   9    2,598    210,506      214,999     221,333      10,506      14,999       21,333        9,467      13,959       20,293
  10    2,598    211,043      216,448     224,421      11,043      16,448       24,421       10,134      15,539       23,511
  11    2,598    211,649      218,042     227,914      11,649      18,042       27,914       10,869      17,263       27,135
  12    2,598    212,079      219,535     231,591      12,079      19,535       31,591       11,559      19,015       31,071
  13    2,598    212,336      220,921     235,471      12,336      20,921       35,471       12,076      20,661       35,211
  14    2,598    212,376      222,147     239,524      12,376      22,147       39,524       12,246      22,018       39,394
  15    2,598    212,202      223,207     243,769      12,202      23,207       43,769       12,202      23,207       43,769
  20    2,598    207,004      224,384     267,144       7,004      24,384       67,144        7,004      24,384       67,144
  25    2,598     LAPSED      213,502     291,173      LAPSED      13,502       91,173       LAPSED      13,502       91,173
  30    2,598     LAPSED       LAPSED     306,672      LAPSED      LAPSED      106,672       LAPSED      LAPSED      106,672

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.



Age 45 Male Non-Smoker Preferred             Prepared on 02/26/02
Specified Amount:  $200,000 . Death Benefit Option: Specified Amount for Option
1 . TP: $2,598.00 . GPT                               Version 02.2002
Initial Modal Premium: $2,598.00 . Premium Mode: Annual . Riders: None
Form #C2-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value, and cash value.

                      Current Death Proceeds                  Current Fund Value                    Current Cash Value
               ------------------------------------- ------------------------------------- -------------------------------------
                    Annual Investment Return of           Annual Investment Return of           Annual Investment Return of
Policy Premium   Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%
 Year  Outlay  (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%)
   1    2,598    201,915      202,044     202,174        1,915       2,044        2,174            0          96          226
   2    2,598    203,728      204,104     204,497        3,728       4,104        4,497        1,779       2,156        2,549
   3    2,598    205,440      206,181     206,984        5,440       6,181        6,984        3,621       4,362        5,166
   4    2,598    207,101      208,323     209,702        7,101       8,323        9,702        5,413       6,634        8,014
   5    2,598    208,736      210,558     212,701        8,736      10,558       12,701        7,177       8,999       11,142
   6    2,598    210,344      212,890     216,008       10,344      12,890       16,008        8,915      11,462       14,579
   7    2,598    211,926      215,324     219,657       11,926      15,324       19,657       10,627      14,025       18,358
   8    2,598    213,459      217,840     223,656       13,459      17,840       23,656       12,290      16,671       22,487
   9    2,598    214,944      220,440     228,043       14,944      20,440       28,043       13,905      19,401       27,004
  10    2,598    216,357      223,105     232,832       16,357      23,105       32,832       15,448      22,195       31,923
  11    2,598    217,920      226,065     238,302       17,920      26,065       38,302       17,140      25,286       37,523
  12    2,598    219,363      229,056     244,236       19,363      29,056       44,236       18,843      28,537       43,716
  13    2,598    220,664      232,056     250,655       20,664      32,056       50,655       20,404      31,796       50,395
  14    2,598    221,778      235,014     257,560       21,778      35,014       57,560       21,648      34,884       57,430
  15    2,598    222,661      237,881     264,950       22,661      37,881       64,950       22,661      37,881       64,950
  20    2,598    223,667      250,626     311,043       23,667      50,626      111,043       23,667      50,626      111,043
  25    2,598    218,735      259,622     378,533       18,735      59,622      178,533       18,735      59,622      178,533
  30    2,598    206,411      261,801     478,520        6,411      61,801      278,520        6,411      61,801      278,520

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Male Non-Smoker Preferred             Prepared on 02/26/02
Specified Amount: $200,000 . Death Benefit Option: Specified Amount for Option
2 . TP: $2,598.00 . GPT                               Version 02.2002
Initial Modal Premium: $2,598.00 . Premium Mode: Annual . Riders: None
Form # C2-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value, and cash value.

                     Guaranteed Death Proceeds               Guaranteed Fund Value                 Guaranteed Cash Value
               ------------------------------------- ------------------------------------- -------------------------------------
                    Annual Investment Return of           Annual Investment Return of           Annual Investment Return of
Policy Premium   Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%
 Year  Outlay  (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%)
   1    2,010    200,000      200,000     200,000        1,444       1,543        1,643            0          36          135
   2    2,010    200,000      200,000     200,000        2,399       2,673        2,960          891       1,165        1,452
   3    2,010    200,000      200,000     200,000        3,318       3,832        4,393        1,911       2,425        2,986
   4    2,010    200,000      200,000     200,000        4,179       4,997        5,930        2,872       3,691        4,624
   5    2,010    200,000      200,000     200,000        4,960       6,147        7,560        3,754       4,941        6,354
   6    2,010    200,000      200,000     200,000        5,686       7,305        9,317        4,580       6,200        8,211
   7    2,010    200,000      200,000     200,000        6,334       8,448       11,191        5,329       7,443       10,186
   8    2,010    200,000      200,000     200,000        6,907       9,576       13,198        6,002       8,672       12,293
   9    2,010    200,000      200,000     200,000        7,382      10,667       15,329        6,578       9,863       14,525
  10    2,010    200,000      200,000     200,000        7,783      11,743       17,624        7,080      11,039       16,921
  11    2,010    200,000      200,000     200,000        8,316      13,015       20,324        7,713      12,412       19,721
  12    2,010    200,000      200,000     200,000        8,754      14,261       23,232        8,352      13,859       22,830
  13    2,010    200,000      200,000     200,000        9,097      15,480       26,373        8,896      15,279       26,172
  14    2,010    200,000      200,000     200,000        9,347      16,671       29,777        9,247      16,570       29,677
  15    2,010    200,000      200,000     200,000        9,505      17,834       33,477        9,505      17,834       33,477
  20    2,010    200,000      200,000     200,000        7,990      22,258       56,991        7,990      22,258       56,991
  25    2,010    200,000      200,000     200,000          153      21,368       92,019          153      21,368       92,019
  30    2,010     LAPSED      200,000     200,000       LAPSED       8,446      148,544       LAPSED       8,446      148,544

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Female Non-Smoker Preferred           Prepared on 02/26/02
Specified Amount: $200,000 . Death Benefit Option: Specified Amount for Option
1 . TP: $2,010.00 . GPT                               Version 02.2002
Initial Modal Premium: $2,010.00 . Premium Mode: Annual . Riders: None
Form # C2-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value, and cash value.

                      Current Death Proceeds                 Current Fund Value                   Current Cash Value
               ------------------------------------ ------------------------------------ ------------------------------------
                   Annual Investment Return of          Annual Investment Return of          Annual Investment Return of
Policy Premium  Gross 0%    Gross 6%    Gross 12%    Gross 0%    Gross 6%    Gross 12%    Gross 0%    Gross 6%    Gross 12%
 Year  Outlay  (Net-0.97%) (Net 5.03%) (Net 11.03%) (Net-0.97%) (Net 5.03%) (Net 11.03%) (Net-0.97%) (Net 5.03%) (Net 11.03%)
  1     2,010    200,000     200,000     200,000       1,444       1,543        1,643           0          36          135
  2     2,010    200,000     200,000     200,000       2,819       3,107        3,407       1,312       1,599        1,899
  3     2,010    200,000     200,000     200,000       4,151       4,716        5,330       2,744       3,309        3,923
  4     2,010    200,000     200,000     200,000       5,463       6,398        7,455       4,156       5,092        6,149
  5     2,010    200,000     200,000     200,000       6,732       8,132        9,778       5,526       6,926        8,572
  6     2,010    200,000     200,000     200,000       7,983       9,944       12,344       6,878       8,839       11,239
  7     2,010    200,000     200,000     200,000       9,193      11,815       15,156       8,188      10,810       14,151
  8     2,010    200,000     200,000     200,000      10,363      13,747       18,239       9,459      12,842       17,335
  9     2,010    200,000     200,000     200,000      11,471      15,721       21,601      10,667      14,917       20,797
  10    2,010    200,000     200,000     200,000      12,520      17,741       25,272      11,816      17,037       24,568
  11    2,010    200,000     200,000     200,000      13,757      20,066       29,552      13,154      19,463       28,949
  12    2,010    200,000     200,000     200,000      14,934      22,454       34,243      14,532      22,052       33,841
  13    2,010    200,000     200,000     200,000      16,029      24,888       39,369      15,828      24,687       39,168
  14    2,010    200,000     200,000     200,000      16,937      27,266       44,881      16,836      27,165       44,780
  15    2,010    200,000     200,000     200,000      17,661      29,589       50,832      17,661      29,589       50,832
  20    2,010    200,000     200,000     200,000      19,834      41,678       90,624      19,834      41,678       90,624
  25    2,010    200,000     200,000     200,000      19,436      54,714      156,243      19,436      54,714      156,243
  30    2,010    200,000     200,000     284,567      14,581      67,742      265,950      14,581      67,742      265,950

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company, The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Female Non-Smoker Preferred             Prepared on 02/26/02
Specified Amount:  $200,000 . Death Benefit Option: Specified Amount for Option
1 . TP: $2,010.00 . GPT                                 Version 02.2002
Initial Modal Premium: $2,010.00 . Premium Mode: Annual . Riders: None
Form # C2-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY

Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value, and cash value.

                     Guaranteed Death Proceeds               Guaranteed Fund Value                 Guaranteed Cash Value
               ------------------------------------- ------------------------------------- -------------------------------------
                    Annual Investment Return of           Annual Investment Return of           Annual Investment Return of
Policy Premium   Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%
 Year  Outlay  (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%)
   1    2,010    201,442      201,541     201,641        1,442       1,541        1,641            0          34          133
   2    2,010    202,387      202,660     202,946        2,387       2,660        2,946          880       1,153        1,439
   3    2,010    203,294      203,804     204,361        3,294       3,804        4,361        1,887       2,397        2,954
   4    2,010    204,138      204,948     205,871        4,138       4,948        5,871        2,831       3,641        4,565
   5    2,010    204,897      206,068     207,462        4,897       6,068        7,462        3,691       4,862        6,256
   6    2,010    205,597      207,189     209,165        5,597       7,189        9,165        4,491       6,083        8,060
   7    2,010    206,214      208,284     210,969        6,214       8,284       10,969        5,209       7,279        9,964
   8    2,010    206,751      209,354     212,884        6,751       9,354       12,884        5,846       8,450       11,979
   9    2,010    207,184      210,373     214,894        7,184      10,373       14,894        6,380       9,569       14,090
  10    2,010    207,539      211,362     217,037        7,539      11,362       17,037        6,835      10,659       16,333
  11    2,010    208,019      212,532     219,543        8,019      12,532       19,543        7,416      11,929       18,940
  12    2,010    208,397      213,654     222,207        8,397      13,654       22,207        7,995      13,252       21,805
  13    2,010    208,674      214,728     225,045        8,674      14,728       25,045        8,473      14,527       24,844
  14    2,010    208,851      215,750     228,075        8,851      15,750       28,075        8,751      15,650       27,974
  15    2,010    208,931      216,720     231,316        8,931      16,720       31,316        8,931      16,720       31,316
  20    2,010    206,940      219,610     250,380        6,940      19,610       50,380        6,940      19,610       50,380
  25    2,010     LAPSED      215,842     273,075       LAPSED      15,842       73,075       LAPSED      15,842       73,075
  30    2,010     LAPSED       LAPSED     296,150       LAPSED      LAPSED       96,150       LAPSED      LAPSED       96,150

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company,The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.


Age 45 Female Non-Smoker Preferred             Prepared on 02/26/02
Specified Amount:  $200,000 . Death Benefit Option: Specified Amount for Option
2 . TP: $2,010.00 . GPT                             Version 02.2002
Initial Modal Premium: $2,010.00 . Premium Mode: Annual . Riders: None
Form # C2-98

                                  [LOGO] MONY

                          LIFE INSURANCE ILLUSTRATION

                         MONY Variable Universal Life
               FLEXIBLE PREMIUM VARIABLE LIFE TO MATURITY POLICY


Numeric Summary The following table shows how differences in investment returns and policy charges would affect policy death proceeds, fund value, and cash value

                      Current Death Proceeds                  Current Fund Value                    Current Cash Value
               ------------------------------------- ------------------------------------- -------------------------------------
                    Annual Investment Return of           Annual Investment Return of           Annual Investment Return of
Policy Premium   Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%     Gross 0%    Gross 6%    Gross 12%
 Year  Outlay  (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%) (Net -0.97%) (Net 5.03%) (Net 11.03%)
  1     2,010    201,442      201,541     201,641        1,442       1,541        1,641            0          34          133
  2     2,010    202,814      203,101     203,400        2,814       3,101        3,400        1,307       1,593        1,893
  3     2,010    204,140      204,704     205,316        4,140       4,704        5,316        2,733       3,297        3,909
  4     2,010    205,444      206,377     207,429        5,444       6,377        7,429        4,138       5,070        6,123
  5     2,010    206,704      208,097     209,735        6,704       8,097        9,735        5,498       6,891        8,529
  6     2,010    207,944      209,893     212,279        7,944       9,893       12,279        6,838       8,788       11,173
  7     2,010    209,140      211,743     215,059        9,140      11,743       15,059        8,135      10,738       14,054
  8     2,010    210,293      213,648     218,102       10,293      13,648       18,102        9,388      12,744       17,197
  9     2,010    211,379      215,588     221,407       11,379      15,588       21,407       10,575      14,784       20,603
  10    2,010    212,401      217,562     225,003       12,401      17,562       25,003       11,698      16,859       24,300
  11    2,010    213,609      219,834     229,188       13,609      19,834       29,188       13,006      19,231       28,585
  12    2,010    214,750      222,155     233,755       14,750      22,155       33,755       14,348      21,753       33,353
  13    2,010    215,801      224,503     238,716       15,801      24,503       38,716       15,600      24,302       38,515
  14    2,010    216,646      226,758     243,988       16,646      26,758       43,988       16,546      26,658       43,888
  15    2,010    217,288      228,916     249,602       17,288      28,916       49,602       17,288      28,916       49,602
  20    2,010    218,884      239,565     285,824       18,884      39,565       85,824       18,884      39,565       85,824
  25    2,010    217,642      249,610     341,391       17,642      49,610      141,391       17,642      49,610      141,391
  30    2,010    211,677      256,540     425,902       11,677      56,540      225,902       11,677      56,540      225,902

This is an illustration, not a policy.

The maximum loan value is equal to 90% of the Cash Value. Loan interest at an annual rate of 5.25% will be charged in arrears on new or outstanding loans during the first 10 policy years. In policy years 11 and later, interest will be charged at the annual rate of 4.75% in arrears. These loan interest rates are guaranteed in the policy.

Borrowed funds are credited at 4.50% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.

The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by policyowners, and the different investment rates of return for The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc. portfolios. The Cash Value, Fund Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00%, 6.00%, or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representations can be made by MONY Life Insurance Company,The Alger American Fund, Enterprise Accumulation Trust, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lord Abbett Series Fund, MFS(R) Variable Insurance Trust/SM/, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, or The Universal Institutional Funds, Inc., that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

Age 45 Female Non-Smoker Preferred           Prepared on 02/26/02
Specified Amount:  $200,000 . Death Benefit Option: Specified Amount for Option
2 . TP: $2,010.00 . GPT                               Version 02.2002
Initial Modal Premium: $2,010.00 . Premium Mode: Annual . Riders: None
Form # C2-98

   The complete registration statement and other filed documents for MONY Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY Variable Account L are available on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                    PART II

                  (INFORMATION NOT REQUIRED IN A PROSPECTUS)

                                    PART II

                          UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and Reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that Section.

                             RULE 484 UNDERTAKING

   The Amended and Restated By-Laws of MONY Life Insurance Company ("MONY") provide, in Article XV as follows:

      Each person (and the heirs, executors and administrators of such person) made or threatened to be made a party to any action, civil or criminal, by reason of being or having been a director, officer, or employee of the corporation (or by reason of serving any other organization at the request of the corporation) shall be indemnified to the extent permitted by the law of the State of New York and in the manner prescribed therein. To this end, and as authorized by Section 722 of the Business Corporation Law of the State of New York, the Board may adopt all resolutions, authorize all agreements and take all actions with respect to the indemnification of directors and officers, and the advance payment of their expenses in connection therewith.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATIONS RELATING TO SECTION 26 OF
                      THE INVESTMENT COMPANY ACT OF 1940

   The Registrant and MONY Life Insurance Company represent that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

   The Facing Sheet.

   Cross-Reference to items required by Form N-8B-2.

   Prospectus.

   The Undertaking to file reports.

   The signatures.

   Written consents of the following persons:

   The following exhibits:

      1. The following exhibits correspond to those required by paragraph A of the instructions as exhibits to Form N-8B2:

          (1) Resolution of the Board of Trustees of The Mutual Life Insurance Company of New York authorizing establishment of MONY Variable Account L, filed as Exhibit 1 (1) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated December 17, 1990 (Registration Nos. 33-37719 and 811-6217), is incorporated herein by reference.

          (2) Not applicable.

          (3) (a) Underwriting Agreement between The Mutual Life Insurance Company of New York, MONY Series Fund, Inc., and MONY Securities Corp., filed as Exhibit 1 (3) (a) to Registration Statement on Form S-6, dated November 9, 1990 (Registration Nos. 33-37719 and 811-6217), is incorporated by referenced herein.

             (b) Proposed specimen agreement between MONY Securities Corp. and registered representatives, filed as Exhibit 3(b) of Pre-Effective Amendment No. 1, dated December 17, 1990, to Registration Statement on Form N-4 (Registration Nos. 33-37722 and 811-6126) is incorporated herein by reference.

             (c) Specimen commission schedule (Career Contract Schedule) filed as Exhibit 1.(3)(c) to Pre-Effective Amendment No. 1 dated December 7, 2001 to Registration Statement on Form S-6 (Registration Nos. 333-72596 and 811-4235), is incorporated herein by reference.

          (4) Not applicable.

          (5) Specimen form of policy filed as Exhibit 1.(5) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated December 7, 2001 (Registration Nos. 333-72590 and 811-6217), is incorporated herein by reference.

          (6) Amended and Restated Charter and Amended and Restated By-Laws of MONY Life Insurance Company, filed as Exhibit 1.(6) to Registration Statement dated January 29, 1999 on Form S-6 (Registration Nos. 333-71417 and 811-6217) is incorporated herein by reference.

          (7) Not applicable.

          (8) (a) Amended Investment Advisory Agreement between MONY Life Insurance Company of America and MONY Series Fund, Inc. filed as Exhibit 5(i) to Post-Effective Amendment No. 14 to Registration Statement (Registration Nos. 2-95501 and 811-4209) dated February 27, 1998, is incorporated herein by reference.

             (b) Services Agreement between The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America filed as
          Exhibit 5(ii) to Pre-Effective Amendment to Registration Statement (Registration Nos. 2-95501 and 811-4209) dated July 19, 1985, is incorporated herein by reference.

             (c) Fund Participation Agreement among Enterprise Accumulation Trust, MONY Life Insurance Company of America and MONY Life Insurance Company, filed as Exhibit 8(a) to Post-Effective Amendment No. 7 to Registration Statement on Form N-4 dated April 18, 2001 (Registration Nos. 333-72259 and 811-6216), is incorporated herein by reference.

             (d) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Retirement System Investors Inc., as sub-adviser, filed as Exhibit
          (d)(iii) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

             (e) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and 1740 Advisers, Inc., as sub-adviser, filed as Exhibit (d)(v) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

             (f) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Marsico Capital Management, LLC, as sub-adviser, filed as Exhibit
          (d)(vi) to Post-Effective Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.

             (g) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Montag & Caldwell, Inc., as sub-adviser, filed as Exhibit (d)(ii) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

             (h) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and TCW Investment Management Company, as sub-adviser, filed as Exhibit
          (d)(iv) to Post-Effective Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.

             (i) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and William D. Witter, Inc., as sub-adviser, filed as Exhibit (d)(vii) to Post-Effective Amendment No. #17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

             (j) Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and GAMCO Investors, Inc., as sub-adviser, filed as Exhibit (d)(viii) to Post-Effective Amendment No. #17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

             (k) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital" ) and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Vontobel USA Inc., as sub-adviser, filed as Exhibit (d)(ix) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 2000.

             (l) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital" ) and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Caywood-Scholl Capital Management, as sub-adviser, filed as Exhibit
          (d)(xi) to Post-Effective Amendment No. 17 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 3, 1999.

             (m) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital" ) and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and OpCap Advisors, as sub-adviser, filed as Exhibit (d)(xv) to Post-Effective Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.

             (n) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital" ) and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Sanford C. Bernstein & Co., Inc., as sub-adviser, filed as Exhibit
          (d)(xvi) to Post-Effective Amendment No. 20 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated April 27, 2000.

             (o) Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital" ) and the Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and Fred Alger Management, Inc., as sub-adviser, filed as Exhibit
          (d)(xiii) to Post-Effective Amendment No. 18 to Registration Statement (Registration Nos. 33-21534 and 811-05543) dated May 28, 1999.

          (9) Not applicable.

          (10) Specimen application form for Flexible Premium Variable Universal Life Insurance Policy filed as Exhibit 1.(10) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated December 7, 2001 (Registration Nos. 333-72590 and 811-6217), is incorporated herein by reference.

          (11) Code of Ethics for Operation of MONY Life Insurance Company and its Subsidiaries, filed as Exhibit (11) to Post-Effective Amendment No. 12 to Registration Statement on Form S-6, dated February 27, 2001 (Registration Nos. 33-82570 and 811-4235) is incorporated herein by reference.

      2. Opinion and consent of Arthur D. Woods, Vice President-Variable Products and Broker-Dealer Operations Counsel, MONY Life Insurance Company, as to legality of the securities being registered filed as Exhibit 2 on November 1, 2001 to Registration Statement (Registration Nos. 333-72590 and 811-6217) November 1, 2001 is incorporated herein by reference.

      3. Not applicable.

      4. Not applicable.

      5. Consent of PricewaterhouseCoopers LLP as to financial statements of MONY Life Insurance Company to be filed by amendment.

      6. Opinion and consent of Pamela Duffy, Vice President, Product Development, MONY Life Insurance Company, as to actuarial matters filed as
   Exhibit 6 to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated December 7, 2001 (Registration Nos. 333-72590 and 811-6217), is incorporated herein by reference.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant, MONY Variable Account L of MONY Life Insurance Company, has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on this 1st day of March, 2002. Registrant hereby certifies that the requirements of Rule 485(a) have been met.

                                          MONY VARIABLE ACCOUNT L OF
                                          MONY LIFE INSURANCE COMPANY

                                                  /s/  MICHAEL I. ROTH
                                          By: _______________________________
                                                 Michael I. Roth, Director,
                                                        Chairman of
                                               the Board, and Chief Executive
                                                          Officer

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been duly signed below by the following persons in the capacities and on the date indicated.

               Signature                                 Date
               ---------                                 ----
         /s/  MICHAEL I. ROTH                        March 1, 2002
---------------------------------------
            Michael I. Roth
        Director, Chairman and
        Chief Executive Officer

          /s/  SAMUEL J. FOTI                        March 1, 2002
---------------------------------------
            Samuel J. Foti
        Director, President and
        Chief Operating Officer

        /s/  KENNETH M. LEVINE                       March 1, 2002
---------------------------------------
           Kenneth M. Levine
Director, Executive Vice President and
       Chief Investment Officer

         /s/  RICHARD DADDARIO                       March 1, 2002
---------------------------------------
           Richard Daddario
     Executive Vice President and
        Chief Financial Officer

        /s/  MICHAEL SLIPOWITZ                       March 1, 2002
---------------------------------------
           Michael Slipowitz
   Vice President and Chief Actuary

           /s/  LEE M. SMITH                         March 1, 2002
---------------------------------------
             Lee M. Smith
Corporate Secretary and Vice President,
         Government Relations

       Signature                         Date
       ---------                         ----

           *                         March 1, 2002
-----------------------
    Tom H. Barrett
       Director

           *                         March 1, 2002
-----------------------
     David L. Call
       Director

           *                         March 1, 2002
-----------------------
   G. Robert Durham
       Director

           *                         March 1, 2002
-----------------------
    James B. Farley
       Director

           *                         March 1, 2002
-----------------------
  Robert Holland, Jr.
       Director

           *                         March 1, 2002
-----------------------
   James L. Johnson
       Director

                                     March 1, 2002
-----------------------
  Frederick W. Kanner
       Director

           *                         March 1, 2002
-----------------------
    Robert R. Kiley
       Director

           *                         March 1, 2002
-----------------------
   Jane C. Pfeiffer
       Director

           *                         March 1, 2002
-----------------------
  Thomas C. Theobald
       Director

*By:  /s/  LEE M. SMITH              March 1, 2002
-----------------------
     Lee M. Smith
   Attorney In Fact